UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23556

Datum One Series Trust

(Exact name of registrant as specified in charter)

50 S. LaSalle Street

Chicago, Illinois 60603

(Address of principal executive offices) (Zip code)

The Northern Trust Company

50 S. LaSalle Street

Chicago, Illinois 60603

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 557-4100

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The following are copies of reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Polar Capital Emerging Market Stars Fund

ANNUAL REPORT

MARCH 31, 2021

This report is submitted for the general information of the shareholders of the Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

POLAR CAPITAL EMERGING MARKET STARS FUND

TABLE OF CONTENTS

March 31, 2021

POLAR CAPITAL EMERGING MARKET STARS FUND

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present to shareholders the March 31, 2021 Annual Report for the Polar Capital Emerging Market Stars Fund (the “Fund”), a series of the Datum One Series Trust. This report contains the results of Fund operations for the period ended March 31, 2021.

We appreciate the trust and confidence you have placed in us by choosing the Fund and its Investment Adviser, Polar Capital LLP, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan

President

Datum One Series Trust

1

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

Fund performance

The Fund, which commenced operations on December 30, 2020, returned 0.80% for the period ending March 31, 2021 compared to 2.46% for the MSCI Emerging Market Net Total Return Index, our benchmark, an underperformance of 1.66% (all figures in dollar terms, unless stated otherwise).

Performance specifics

On the positive side, this was a year where the dominant topic was cyclical recovery, buying value and selling growth, with all eyes on the ‘inflation scare’ and when the Federal Reserve (the Fed) will be forced to taper. This is best illustrated by the US 10-year yield, which moved from 0.9% at the end of 2020 to 1.7% at the end of the reporting period. That is not an ideal backdrop for our growth and quality investment style, so being up in absolute return terms and only having a relatively small underperformance compared to the benchmark over the year is a positive for us.

We thought a cyclical recovery would likely emerge and that it would be a theme for the market as a whole, so within our investment process we took a slightly more cyclical tilt within the portfolio, which we believe generally seems to have been working well.

Underperformance was driven by stock selection in four distinct areas:

•

Korean technology names: We felt a number of Korean technology names demonstrated a strong competitive position, strong up-front earnings profile and positive cashflow (short duration cashflow, which should help in a rising inflationary environment), strong balance sheets and limited political risk. In our opinion, this should have been an area to give us good performance in the environment we ended up facing, however we believe an asset allocation change by the National Pension Fund in Korea over the year hit domestic Korean technology companies, including large caps like Samsung Electronics, as well as number of the small-cap names (we had a significant negative contribution from ITM Semiconductor, KMW, Seoul Viosys, and Daejoo Electric Materials). We are now seeing some earnings results coming through and we believe they are generally good. Looking at fundamentals, we feel we hold a number of attractively valued companies in Korea, with what we believe is the right cyclical exposure for this market, so we believe we are well-positioned in Korea for the coming quarters.

•

Brazil: Stock selection in Brazil was a negative for us this year, with all four of the Fund’s positions in Brazil seeing negative performance. We still see significant upside in the Fund’s investment in Stone (payment solutions and software company) and B2W Cia Digital (B2W) (e-commerce). The two other Brazilian names that were also weak were Arco Platform (K12 Education software and online solution for schools) and Afya (education for doctors and healthcare/medicine app solutions). Both companies announced strong results for the first quarter that were good in absolute terms and beat market expectations, and we do not believe there is anything fundamentally wrong with these cases.

•

New stock picks in China: We bought four new companies in China during the reporting period and sold three. The three we have been selling out of, taking profits after strong performance in each case, are Agora (Chinese software), iQiyi (Netflix in China) and 21Vianet Group (data center provider).

2

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

We have been buying Kuaishou Technology (Chinese short video streaming company – we believe this will be a key player in a new market that is emerging) via an IPO. Shortly after the IPO, it started to drop in value on the back of negative sentiment towards growth in China, and we saw this as an opportunity to top-up.

We also invested into Sungrow Power Supply (an inverter solution supplier). We believe this will give us strong exposure to the fast-growing renewable energy trend, and that this is a better position to be in within that renewable, particularly solar, value chain. We also see this company as having a great option of playing into the fast-emerging hydrogen economy in China. We believe there is upside from a fundamental perspective in this company.

Another area we started to find really interesting after a significant selloff is automation and robotics. We like the theme and believe there are some good companies with significant growth ahead of them for years to come. One problem in the past has been valuation. Given the growth and inflation scare selloff this year, a few names that we really like hit valuation levels where we think it is attractive to start building positions. We have been initiating a position in OPT Machine Vision Technology (machine vision – ‘the robot eye’) as well as Leader Harmonious Drive System (precision technology and solutions). These are both A-shares.

•

Special situations: Yoma Strategic Holdings (Yoma) was not a big position in the Fund but it experienced a significant drop and ended up being one of the most costly contributing stocks this year. It is a conglomerate doing business in Myanmar, with unique assets in the property and consumer sectors. It recently became the leading player in the fast-growing e-wallet and mobile payment areas and recently announced a technology JV and equity investment in this part of the business by Alibaba. We think Yoma is a great company that we felt was being priced at very low valuation levels, but it has been massively impacted by the military coup in Myanmar and we sold the position shortly thereafter.

The other special situation we think is worth mentioning is Ivanhoe Mines (copper in Africa (DRC) and PGMs, rhodium and nickel in South Africa). Ivanhoe Mines experienced underperformance relative to other commodity names during the period, however we still feel this will be a positive investment in the medium to longer term.

We continue to recycle capital at the portfolio level from the ‘Star’ companies within our core universe, to make sure we always have what we believe is an attractive portfolio in terms of delivering responsible returns (ie we have companies that we believe are in attractive growth areas, are sustainable EVA (economic value added)-creating companies, and have additive valuation according to our fundamental EVA model). So, when fundamentals change and/or valuation levels change, we react.

Inflation is coming back (or is it?)

We believe the key topic for global equity markets in the coming quarter(s) is inflation, and the belief that inflation will soon spike in developed markets. We believe there will be a strong economic recovery throughout this year, particularly in Q2-4 as well as Q1 2022, given the low 12-month starting point. Further, given all the stimuli, savings accumulated and pent-up demand, we think we are likely to be in for a longer cycle that will lead to demand outstripping supply, creating inflation that will go beyond the Fed’s target. We could soon be staring down the barrel of a new taper tantrum.

3

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

The inflation scare is further increased by a fear that geopolitics will forever change the global supply chain and the cost structure for firms. The Fed has clearly stated they are willing to overshoot their target for an extended period to catch up with the lack of inflation over the past couple of years, but also that they believe the move up in inflation will be transitory. The market has moved up strongly since the start of 2021 and very much set the global agenda for this quarter. Sentiment seems to be that it is only a matter of time before the Fed will be forced to act and cool a US economy that is about to overheat. We believe this will mean higher interest rates and less liquidity – which will be negative for equities, particularly growth equities – and a stronger dollar, a ‘double whammy’ for growth stocks in emerging markets, hence the weakness in emerging market growth this quarter.

In our view it was the four Ds (demographics, debt, (technology) disruption and de-capitalism) that helped create the deflationary global economic environment of the past decade. The global COVID-19 pandemic has given us more of all of them – social-demographic changes are moving faster than before on changing consumer behavior; governments’ issuance of debt will probably go down in history as the biggest mis-allocation of resources have issued massive amounts of debt; society has adapted to consumers using more technology; governments and central banks constantly interfere in markets – they now control, controlling both the price and quantity of money.

There will be productivity gains, in our opinion, but these will come from technology adoption which is all about driving efficiency up and costs down, thus creating deflation. Looking at innovations in computer power, automation, AI and so on leads us to believe we are at the forefront of another massive technology upgrade cycle in the coming decade, and it will in nature be deflationary. However, a new technology cycle could drive commodity prices up and produce inflation. We see some individual commodities – like copper – on the cusp of a potential bull run for an extended period, but we believe this will be a small part of the overall input costs.

A key point here is the only commodity that has been a problem in the past in our view is oil as it was effectively the only source of energy, controlled by a cartel, and a massive tax on the rest of the world. In the coming decade, we believe renewable energy will finally take pricing power away from oil, and this will significantly improve energy costs. Energy will move towards a technology curve and be deflationary in the longer term, with profoundly positive global implications and prosperity for consumers and corporates.

Finally, inequality has an extreme effect this time around, which will not lead to inflation in the medium to longer term, in our view. Roughly speaking, the top 10% of households in the US control 75% of the wealth, with the top 1% holding 40% of the wealth1. In our view, what will really matter structurally is what these people are going to do with their money. We believe the top 10% has very little delta in consumption. They are seemingly focused on asset prices and avoiding being taxed by the new administration – we believe the structural inflationary pressure from the lion’s share of wealth and capital in the US will be limited in the years to come.

We appreciate this is a US-centric view in an emerging market commentary, but for now we see the key driver for our stocks as the US inflation scare. It has been a key topic for global equity markets this year and has had a huge impact on our portfolio. This short-term issue has over-ridden the longer-term positive factors we are seeing for our companies.

4

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

Outlook

Over the past year, we feel we have been hit hard by the US inflation scare that we believe will only be temporary, linked to the base effect and some short-term supply disruption on the back of COVID-19. That has put pressure on a number of stocks in the portfolio, including some of those added relatively recently. Over the reporting period, we have been recycling some of the capital within our portfolio as well as buying/selling. This reflects our belief that we have been through a period that has resulted in fundamental changes to our investment universe as well as significant stock price moves-we are responding according to our investment process, whether it is paying additional attention to fundamentals or reacting to valuation levels. Over this period, we have been fortunate enough to be able to exit/trim a number of positions with very good returns, and then reallocate this capital into a number of new stocks that we believe offer an attractive future return profile.

To the extent we have given the portfolio a slightly more cyclical tilt, we still view this as a ‘growth and quality’ portfolio, and for this reason we also accept that the market environment may be against us for the coming quarter as we continue to see inflation moving up. We strongly believe these value rallies will be relatively short-lived, and that fundamentals will prevail again – getting the specific timing spot on here will be difficult, as we saw in the first three months of 2021, though we believe time will be on our side.

In our view, the global economy over the next 3-6 months is likely to move back to a deflationary agenda that will provide some tailwinds to our investment style – the disrupters (technology and advanced industrial companies), and the few places where we still have broad emerging aspiration consumption and urbanization taking place ( in our case, heavily linked with India, Vietnam, Brazil and, to some degree, China). We acknowledge that in the short term COVID-19 and its new strains are a risk to the recovery in countries like India and Brazil.

We feel we have an attractive portfolio of high-quality growth companies with attractive valuations and the potential for positive returns in the coming 12-18 months. We acknowledge the next 3-6 months could be difficult if value investing continues to be the driver on the back of the inflation scare. However, ‘old economy’ stocks (a proxy for value) look expensive both absolutely and relatively, and given the selloff in technology and internet-related names we start to see the case for the broader market picking on these relative valuation trends.

We also see the case for strong Q2 2021 earnings for many technology companies in emerging markets, with still relatively low fundamental valuation levels – the big question will be if the market is willing to look ahead or will they need to see the data first when the most attractive returns could be missed.

5

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the Polar Capital Emerging Market Stars Fund.

Respectfully submitted,

Jorry Nøddekær

Lead Portfolio Manager, Emerging Markets & Asia Team

March 31, 2021

[1]	Income and Wealth Inequality in America, 1949-2016, authored by Moritz Kuhn, Moritz Schularick, Ulrike I. Steins; April 15, 2019

Periods over one year are annualized. The fund performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The total operating expense ratio (including indirect expenses such as the costs of investing in underlying funds), as stated in the fee table in the Fund’s prospectus dated October 13, 2020, is 3.23% (1.00% net of expense limitation agreement, contractually in effect through October 31, 2023). Polar Capital Emerging Market Stars Fund commenced operations on December 30, 2020. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, (800) 806-1112.

6

POLAR CAPITAL EMERGING MARKET STARS FUND

PERFORMANCE COMMENTARY

(Unaudited)

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund’s Prospectus which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at phaeacianpartners.com. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

7

POLAR CAPITAL EMERGING MARKET STARS FUND

HISTORICAL PERFORMANCE

March 31, 2021 (Unaudited)

Change in Value of a $100,000 Investment in Polar Capital Emerging Market Stars Fund vs. MSCI Emerging Market Net Total Return Index for the Period December 30, 2020 to March 31, 2021

Years Ended December 31,

Commencement of Operations 12/30/2020 to 03/31/2021
Polar Capital Emerging Market Stars Fund	0.80%
MSCI Emerging Market Net Total Return Index	2.46%

Based on a $100,000 initial investment, the graph and table above illustrate the total return of the Fund against the MSCI Emerging Market Net Total Return Index. The Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. An investor cannot invest directly in an index. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.polarcapitalfunds.com or by calling 800-806-1112 (toll free) or 312-557-3164. Information regarding the Fund’s expense ratio and redemption fees can be found on page 18. The Prospectus details the Fund’s objective and policies, sales charges, and other matters of interest to

8

POLAR CAPITAL EMERGING MARKET STARS FUND

HISTORICAL PERFORMANCE (Continued)

March 31, 2021 (Unaudited)

prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.polarcapitalfunds.com, by email at PolarCapital@ntrs.com, by calling 800-806-1112 (toll free) or 312-557-3164 or by contacting the Fund in writing.

9

POLAR CAPITAL EMERGING MARKET STARS FUND

PORTFOLIO OF INVESTMENTS

March 31, 2021

Industry Allocation	Percent of Net Assets
Semiconductor Manufacturing	19.3%
Internet & Catalog Retail	16.7
Interactive Media & Services	10.9
Technology Hardware, Storage & Peripherals	7.9
Real Estate Management & Development	7.6
Entertainment	5.7
Insurance	5.3
Banks	4.7
Electronic Equipment, Instruments & Components	4.6
Oil, Gas & Consumable Fuels	2.3
Metals & Mining	2.1
IT Services	2.0
Electrical Equipment	1.8
Thrifts & Mortgage Finance	1.7
Health Care Technology	1.4
Multiline Retail	1.3
Diversified Consumer Services	1.3
Machinery	0.9
Application Software	0.8
Communications Equipment	0.8
Health Care Supplies	0.6
Other Assets And Liabilities, Net	0.3%

Net Assets	100.0%

Country Allocation	Percent of Net Assets
China	33.8%
South Korea	19.6
Taiwan	17.7
India	13.1
Vietnam	3.8
Brazil	3.5
Russia	2.2
Canada	2.1
Argentina	1.9
Hong Kong	1.1
United States	0.9
Other Assets And Liabilities, Net	0.3%

Net Assets	100.0%

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily.

See accompanying Notes to Financial Statements.

10

POLAR CAPITAL EMERGING MARKET STARS FUND

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021

COMMON STOCKS – 98.0%	Shares	Fair Value
SEMICONDUCTOR MANUFACTURING – 19.3%
eMemory Technology Inc. (Taiwan)	5,000	$156,026
ITM Semiconductor Co. Ltd. (South Korea)	3,785	150,058
Koh Young Technology Inc. (South Korea)	859	87,613
LandMark Optoelectronics Corp. (Taiwan)	25,000	237,071
MediaTek Inc. (Taiwan)	5,000	171,984
Seoul Viosys Co. Ltd. (South Korea)	7,164	99,867
SK Hynix Inc. (South Korea)	2,079	245,450
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	38,000	800,250

		$1,948,319

INTERNET & CATALOG RETAIL – 16.7%
Alibaba Group Holding Ltd. (China) (a),(b)	2,735	$620,107
B2W Cia Digital (Brazil) (b)	10,100	109,009
JD.com Inc. (China) (a),(b)	3,394	286,216
Meituan (China) (b),(c)	7,000	273,170
MercadoLibre Inc. (Argentina) (b)	131	192,850
Prosus N.V. (China) (b)	1,840	204,753

		$1,686,105

INTERACTIVE MEDIA & SERVICES – 10.9%
Info Edge India Ltd. (India) (b)	1,164	$68,407
Kuaishou Technology (China) (b),(c)	2,045	71,024
NAVER Corp. (South Korea)	525	175,771
Tencent Holdings Ltd. (China)	8,700	694,326
Yandex N.V. (Russia) (b)	1,366	87,506

		$1,097,034

TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS – 7.9%
Samsung Electronics Co. Ltd. (South Korea)	11,018	$797,093

REAL ESTATE MANAGEMENT & DEVELOPMENT – 7.6%
Longfor Group Holdings Ltd. (China) (c)	14,500	$96,173
Phoenix Mills (The) Ltd. (India) (b)	23,627	253,389
Prestige Estates Projects Ltd. (India)	47,258	198,361
Vincom Retail JSC (Vietnam) (b)	61,660	87,719
Vinhomes JSC (Vietnam) (b),(c)	29,720	125,716

		$761,358

ENTERTAINMENT – 5.7%
Bilibili Inc. (China) (a),(b)	695	$74,407
NetEase Inc. (China) (a)	1,840	189,998

See accompanying Notes to Financial Statements.

11

POLAR CAPITAL EMERGING MARKET STARS FUND

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021

COMMON STOCKS — Continued	Shares	Fair Value
Sea Ltd. (Taiwan) (a),(b)	1,397	$311,852

		$576,257

INSURANCE – 5.3%
AIA Group Ltd. (Hong Kong)	8,800	$107,684
ICICI Prudential Life Insurance Co. Ltd. (India) (b),(c)	15,424	94,175
Ping An Insurance Group Co. of China Ltd. (China)	27,500	328,937

		$530,796

BANKS – 4.7%
ICICI Bank Ltd. (India) (b)	37,551	$300,386
Vietnam Technological & Commercial Joint Stock Bank (Vietnam) (b)	99,500	174,651

		$475,037

ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 3.8%
Chroma ATE Inc. (Taiwan)	17,000	$113,262
Daejoo Electronic Materials Co. Ltd. (South Korea)	4,115	151,985
Samsung SDI Co. Ltd. (South Korea)	206	121,132

		$386,379

OIL, GAS & CONSUMABLE FUELS – 2.3%
Reliance Industries Ltd. (India)	8,331	$229,072

METALS & MINING – 2.1%
Ivanhoe Mines Ltd. (Canada) (b)	41,156	$211,888

IT SERVICES – 2.0%
EPAM Systems Inc. (United States) (b)	235	$93,222
StoneCo Ltd. (Brazil) (b)	1,765	108,053

		$201,275

ELECTRICAL EQUIPMENT – 1.8%
Ecopro BM Co. Ltd. (South Korea)	473	$68,581
Sungrow Power Supply Co. Ltd. (China)	10,400	114,810

		$183,391

THRIFTS & MORTGAGE FINANCE – 1.7%
Housing Development Finance Corp. Ltd. (India)	5,058	$173,790

HEALTH CARE TECHNOLOGY – 1.4%
Alibaba Health Information Technology Ltd. (China) (b)	48,000	$137,151

See accompanying Notes to Financial Statements.

12

POLAR CAPITAL EMERGING MARKET STARS FUND

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021

COMMON STOCKS — Continued	Shares	Fair Value
MULTILINE RETAIL – 1.3%
Fix Price Group Ltd. (Russia) (b)	8,048	$78,549
Fix Price Group Ltd. (Russia) (b),(c)	5,897	57,801

		$136,350

DIVERSIFIED CONSUMER SERVICES – 1.3%
Afya Ltd. (Brazil) (b)	3,530	$65,623
Arco Platform Ltd. (Brazil) (b)	2,401	60,841

		$126,464

APPLICATION SOFTWARE – 0.8%
Glodon Co. Ltd. (China)	8,100	$82,440

COMMUNICATIONS EQUIPMENT – 0.8%
KMW Co. Ltd. (South Korea) (b)	1,418	$81,375

HEALTH CARE SUPPLIES – 0.6%
Microport Cardioflow Medtech Corp. (China) (b),(c)	32,941	$55,763

TOTAL COMMON STOCKS–98.0% (Cost $9,870,855)		$9,877,337

PARTICIPATORY NOTES – 1.7%(d)
MACHINERY – 0.9%
Leader Harmonious Drive Systems Co. Ltd. (China) (b)	5,962	$88,953

See accompanying Notes to Financial Statements.

13

POLAR CAPITAL EMERGING MARKET STARS FUND

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2021

PARTICIPATORY NOTES — Continued	Shares	Fair Value
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS – 0.8%
OPT Machine Vision Tech Co. Ltd. (China) (b)	2,368	$85,905

TOTAL PARTICIPATORY NOTES–1.7%(d) (Cost $194,597)		$174,858

TOTAL INVESTMENTS–99.7% (Cost $10,065,452)		$10,052,195
Other Assets and Liabilities, net – 0.3%		$26,808

NET ASSETS–100.0%		$10,079,003

(a)

This security represents the common stock of a foreign company which trades directly or through an American Depositary Receipt/ADR on the over-the-counter market or on a U.S. national securities exchange.

(b)	Non-income producing security.
(c)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(d)	Participatory notes are issued by banks or broker-dealers and are designed to offer a return linked to the performance of a particular underlying equity security or market.

See accompanying Notes to Financial Statements.

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POLAR CAPITAL EMERGING MARKET STARS FUND

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2021

ASSETS
Investment securities— at fair value (identified cost $10,065,452)	$10,052,195
Foreign currencies at value (identified cost $40,194)	40,197
Receivable for:
Dividends and interest	5,318
Reimbursement from Adviser	37,835
Reimbursement from Administrator	37,397
Prepaid assets	32,368

Total assets	10,205,310

LIABILITIES
Cash overdraft	55,522
Payable for:
Investments purchased	58
Accrued expenses and other liabilities	64,307
Foreign capital gains taxes	6,420

Total liabilities	126,307

NET ASSETS	$10,079,003

SUMMARY OF SHAREHOLDERS’ EQUITY
Capital Stock—no par value; unlimited authorized shares; 1,000,000 outstanding shares	10,000,000
Distributable earnings	79,003

NET ASSETS	$10,079,003

NET ASSET VALUE
Offering and redemption price per share	$10.08

See accompanying Notes to Financial Statements.

15

POLAR CAPITAL EMERGING MARKET STARS FUND

STATEMENT OF OPERATIONS

For the period from December 30, 2020 (Commencement of Operations) to March 31, 2021

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $1,462)	$5,427

Total investment income	5,427

EXPENSES
Audit and tax services fees	46,346
Fund accounting and administrative services fees (Note 6)	32,661
Advisory fees (Note 6)	27,705
Regulatory and compliance fees (Note 6)	8,934
Filing fees (Note 6)	7,964
Transfer agent fees and expenses (Note 6)	7,479
Custodian fees (Note 6)	5,190
Reports to shareholders	2,493
Trustee fees and expenses (Note 6)	1,350
Legal fees	1,125
Other	850

Total expenses	142,097

Waiver/Reimbursement from Administrator (Note 6)	(37,397)
Waiver/Reimbursement from Adviser (Note 6)	(78,109)

Net expenses	26,591

Net Investment Loss	(21,164)

NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments	122,783
Investments in foreign currency transactions	(2,865)
Net change in unrealized appreciation (depreciation) of:
Investments (net of deferred capital gains taxes of $(6,427))	(19,685)
Translation of foreign currency denominated amounts	(66)

Net realized and unrealized gain	100,167

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$79,003

See accompanying Notes to Financial Statements.

16

POLAR CAPITAL EMERGING MARKET STARS FUND

STATEMENTS OF CHANGES IN NET ASSETS

Period Ended March 31, 2021(a)
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment loss	$(21,164)
Net realized gain on investments	119,918
Net change in unrealized appreciation (depreciation)	(19,751)

Net increase in net assets resulting from operations	79,003

Capital Stock transactions:
Proceeds from Capital Stock sold	9,900,000

Net increase from Capital Stock transactions	9,900,000

Total change in net assets	9,979,003

NET ASSETS
Beginning of period	100,000

End of period	$10,079,003

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	990,000

Change in Capital Stock outstanding	990,000

(a)	For the period from December 30, 2020 (Commencement of Operations) to March 31, 2021.

See accompanying Notes to Financial Statements.

17

POLAR CAPITAL EMERGING MARKET STARS FUND

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout The Period

Period Ended March 31,
2021 (a)
Per share operating performance:
Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment loss(b)	$(0.02)
Net realized and unrealized gain on investment securities	0.10

Total from investment operations	$0.08

Less distributions:
Distributions from net realized capital gains	—

Net asset value, end of period	$10.08

Total investment return(c)	0.80%
Ratios/supplemental data:
Net assets, end of period (in $000’s)	$10,079
Ratio of expenses to average net assets
Before waiver/reimbursement(d)	5.34%
After waiver/reimbursement(d)	1.00%
Ratio of net investment income to average net assets:
Before waiver/reimbursement(d)	(5.14)%
After waiver/reimbursement(d)	(0.80)%
Portfolio turnover rate(e)	15%

(a)	For the period from December 30, 2020 (Commencement of Operations) to March 31, 2021.
(b)	Per share amount is based on average shares outstanding.
(c)	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
(d)	Annualized.
(e)	Not annualized for periods less than a year.

See accompanying Notes to Financial Statements.

18

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS

March 31, 2021

NOTE 1 — Organization

Datum One Series Trust (the “Trust”) is a Massachusetts business trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 3, 2020. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. Polar Capital Emerging Market Stars Fund (the “Fund”) is a series of the Trust. These financial statements and notes only relate to the Fund.

The Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund. The Fund seeks to achieve long term capital growth. For information on the specific strategies of the Fund, please refer to the Fund’s Prospectus.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Fund. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.

NOTE 2 — Significant Accounting Policies

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Organizational Expense and Offering Costs

Organizational expenses consist of expenses incurred to establish the Trust and enable it legally to do business and primarily include legal fees. Organizational expenses in the amount of $164,000, was paid by The Northern Trust Company (the “Administrator”) who serves as the administrator, transfer agent, custodian and fund accounting agent for the Fund pursuant to written agreements with the Trust on behalf of the Fund were prior to commencement of operations and will not be subject to future recoupment. Offering costs are accounted for as deferred costs until operations begin. Offering costs include licensing fees, registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are amortized to expense over twelve months on a straight-line basis. All offering expenses will be paid by the Administrator and will not be subject to future recoupment.

B.	Security Valuation

The Fund’s investments are reported at fair value as defined by U.S. GAAP. The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

19

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

C.	Securities Transactions, Related Investment Income and Foreign Currency Translations

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investments” and “Net change in unrealized appreciation (depreciation) of investments” on the Statements of Operations.

Net realized gains and losses from foreign currency transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

D.	Use of Estimates

The preparation of the financial statements in accordance with U.S.GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 3 — Risk Considerations

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Credit Risk: The Fund will be exposed to credit risk relating to parties with whom it trades and may also bear the risk of settlement default. In the event of a bankruptcy or other default, the Fund could experience both delays in liquidating the underlying securities and losses including a possible decline in value of the underlying securities during the period when the Fund seeks to enforce its rights thereto. This will have the effect of reducing levels of capital and income in the Fund and lack of access to income during this period together with the expense of enforcing the Fund’s rights.

Risks Associated with Investing in Equities: The Fund may invest in equity and equity-related securities traded on recognized stock exchanges and over-the-counter markets. Equity securities will be subject to risks associated with such investments, including fluctuations in market prices, adverse issuer or market information and the fact that equity and equity-related interests are subordinate in the right of payment to other corporate securities, including debt securities. The value of these securities varies with the performance of the respective issuers and movements in the equity markets generally. As a result, the Fund may suffer losses if it invests in equity securities of issuers where performance falls below market expectations or if equity markets in general decline

20

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

or the Fund has not hedged against such a general decline. Futures and options on futures on equity securities and indices are subject to all the foregoing risks, in addition to the risks particularly associated with futures and derivative contracts.

Risks Associated with Investing in Emerging Markets: The Fund’s investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries. The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. The Public Company Accounting Oversight Board, which regulates auditors of U.S. companies, is unable to inspect audit work papers in certain foreign countries. Investors in emerging markets often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Investment in Russia: While fundamental reforms relating to securities investments and regulations in Russia have been initiated in recent years, there may still be certain ambiguities in interpretation and inconsistencies in their application. Monitoring and enforcement of applicable regulations remains uncertain.

Some equity securities in Russia are dematerialized, meaning that ownership is generally recorded in book-entry form in the register of shareholders, and the only evidence of ownership is entry of the shareholder’s name on the share register of the issues. The concept of fiduciary duty is not well established and shareholders may, therefore, suffer dilution or loss of investment due to the actions of management without satisfactory legal remedy. Rules regulating corporate governance are undeveloped and therefore may offer little protection to minority shareholders.

Investment in China: Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) potentially higher rates of inflation, (vii) the unavailability of consistently-reliable economic data, (viii) the relatively small size and absence of operating history of many Chinese companies, (ix) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, the quality of financial information may vary and the Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign

21

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

countries, including China, (x) greater political, economic, social, legal and tax-related uncertainty, (xi) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xii) higher dependence on exports and international trade, (xiii) the risk of increased trade tariffs, embargoes and other trade limitations, (xiv) restrictions on foreign ownership, and (xv) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Stock Connect Investing Risk: China “A Shares” are equity securities of issuers incorporated in mainland China that are denominated and currently traded in Renminbi (“RMB”) on the Shanghai or Shenzhen Stock Exchanges. Subject to minor exceptions, under current regulations in China, foreign investors, such as the Fund, can invest in A Shares only (i) through certain institutional investors that have obtained a license and quota from the Chinese regulators or (ii) through the Hong Kong-Shanghai Stock Connect or Shenzhen-Hong Kong Stock Connect programs. The Fund will invest in A Shares listed and traded on the SSE or Shenzhen Stock Exchange (“SZSE”) through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. The Fund’s investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund’s investments and returns, including daily limits on net purchases and transfer restrictions. In addition, the Stock Connect program’s trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in Stock Connect A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Stock Connect program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading. Because of the way in which China A shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE or the SZSE becomes insolvent. Only certain China A shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

22

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

Derivatives Risk: The use of derivatives involves the risk that their value may not move as expected relative to the value of the relevant underlying assets, rates, or indices. Derivatives also present other risks, including market risk, liquidity risk, and counterparty risk.

Market Risk: The value of securities and instruments owned by the Fund may rise and fall, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries or geographic areas.

Liquidity Risk: In some circumstances, investments may be relatively illiquid making it difficult to acquire or dispose of them at the prices quoted on the various exchanges. Accordingly, the Fund’s ability to respond to market movements may be impaired and the Fund may experience adverse price movements upon liquidation of its investments. Settlement of transactions may be subject to delay and administrative uncertainties.

Counterparty and Third Party Risk: Transactions involving a counterparty to a derivative contract, repurchase agreement, reverse repurchase agreement, or other financial instrument, or a third party responsible for servicing the instrument, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability to perform in accordance with the terms of the transaction.

Large Investor Risk: Ownership of shares of the Fund may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Fund, may increase realized capital gains, may accelerate the realization of taxable income or gains for shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such transactions may also increase the Fund’s expenses. In addition, the Fund may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk: The Fund is subject to management risk as an actively managed investment portfolio. The portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The portfolio managers’ opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio managers may not make timely purchases or sales of securities for the Fund, the Fund’s investment objective may not be achieved, or the market may continue to undervalue the Fund’s securities. In addition, the Fund may not be able to quickly dispose of certain securities holdings. Moreover, there can be no assurance that the personnel of Polar Capital LLP (the “Adviser”) will continue to be associated with the Adviser for any length of time, and the loss of services of one or more key employees of the Adviser, including the portfolio managers, could have an adverse impact on the Fund’s ability to achieve its investment objective. Certain securities or other instruments in which the Fund seeks to invest may not be available in the quantities desired. In such circumstances, the portfolio managers may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Fund.

Key Person Risk: The Fund is heavily dependent upon Mr. Jorry Rask Nøddekær for its operation and for the execution of its investment strategy. The Fund would likely find it more difficult to execute its investment strategy and to continue its operation in the event he were no longer involved in the management of the Fund.

23

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund. In addition, due to its relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than a fund with a greater number of holdings.

Market Disruption and Geopolitical Risk: The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Natural and environmental disasters, epidemics or pandemics and systemic market dislocations may also be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Funds. Given the interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.

24

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

NOTE 4 — Purchases and Sales of Investment Securities

For the period ended March 31, 2021 the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Fund was as follows:

	Cost of Purchases of Investment securities	Proceeds of securities sold
Polar Capital Emerging Market Stars Fund	$11,495,547	$1,553,058

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a “regulated investment company” under the Internal Revenue Code (the “Code”) and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

At March 31, 2021, the tax components of undistributed net investment income, undistributed realized gains and unrealized gains are as follows:

	Undistributed Ordinary Income	Long-term Capital Gains	Unrealized Loss
Polar Capital Emerging Market Stars Fund	$102,470	$—	$(23,467)

As of March 31, 2021, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Polar Capital Emerging Market Stars Fund	$10,069,168	$473,248	$(490,221)	$(16,973)

As of and during the period ended March 31, 2021, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

As of March 31, 2021, the Fund had no short-term capital or long-term capital loss carryforwards.

25

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

NOTE 6 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Management Agreement (the “Management Agreement”) approved by the Board on March 3, 2020, advisory fees were paid by the Fund to Polar Capital, LLP (the “Adviser”). Under the terms of this Management Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1.00% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive advisory fees expenses and reimburse other expenses to the extent total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses and expenses associated with the investments in underlying investment companies) exceed 1.00% of the average daily net assets of the Fund through March 31, 2022. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the waiver or reimbursement, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Fund’s Board or upon termination of the Advisory Agreement. During the period ended March 31, 2021 the Advisor reimbursed the Fund $78,109 which is reflected as “Waiver/Reimbursement from Adviser” on the Statement of Operations.

Foreside Financial Services, LLC (the “Distributor”), provides distribution services to the Fund pursuant to a Distribution Agreement with the Trust, on behalf of the Fund. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Fund on a continuous basis. No compensation is payable by the Trust to the Distributor for such distribution services. The Adviser, at its own expense, pays the Distributor an annual fee in consideration for certain distribution related services.

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Fund pursuant to a written agreement with the Trust, on behalf of the Fund, including providing certain officers to the Fund. The Fund has agreed to pay Foreside an annual base fee, as well as a basis-point fee based on the Fund’s daily net assets and has agreed to reimburse Foreside for certain expenses incurred on behalf of the Fund. Total fees paid to Foreside pursuant to this agreement are reflected as “Regulatory and Compliance fees” on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Fund for serving in their respective role. During the period ended March 31, 2021 the Fund paid $1,350 in Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Fund, which is reflected as “Trustee fees and expenses” on the Statement of operations.

The Fund has agreed to pay the Administrator a tiered basis-point fee based on the Fund’s net assets and certain per account and transaction charges. The total fee is subject to a minimum annual fee of $150,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Fund, as well as other charges for additional service activities. The Administrator has agreed to voluntarily waive its minimum fee and certain other expenses. The waiver agreement may be terminated at any time and the waivers are not subject to recoupment. The total fees paid to or reimbursed from Northern Trust for the period ended March 31, 2021 are disclosed below:

26

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

	Transfer Agent Fees and Expenses	Custodian Fees	Fund Accounting and Administrative Services and Fees	Waiver/Reimbursement from Administrator
Polar Capital Emerging Market Stars Fund	$7,479	$5,190	$32,661	$(37,397)

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter (“OTC”) market more accurately reflects the securities’ value in the judgment of the Fund’s officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund’s Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

27

POLAR CAPITAL EMERGING MARKET STARS FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

The following table presents the valuation levels of the Fund’s investments as of March 31, 2021:

Investments	Level 1	Level 2	Level 3	Total
Common stocks:
Diversified Consumer Services	$126,464	$—	$—	$126,464
Entertainment	576,257	—	—	576,257
Health Care Supplies	55,763	—	—	55,763
Interactive Media & Services	158,530	938,504	—	1,097,034
Internet & Catalog Retail	1,208,182	477,923	—	1,686,105
IT Services	201,275	—	—	201,275
Metals & Mining	211,888	—	—	211,888
Multiline Retail	136,350	—	—	136,350
Other (1)	—	5,786,201	—	5,786,201

Total common stocks	$2,674,709	$7,202,628	$—	$9,877,337

Participatory Notes	$—	$174,858	$—	$174,858

Total Investments	$2,674,709	$7,377,486	$—	$10,052,195

(1)	See additional categories in the portfolio of investments.

As of March 31, 2021 there were no Level 3 securities held by the Fund. There were no transfers to or from Level 3 during the period ended March 31, 2021.

NOTE 8 — Subsequent Events

Management has evaluated subsequent events for the Fund occurring after March 31, 2021 through the date this report was issued and concluded that no subsequent events occurred which require recognition or disclosure.

28

Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301 USA Tel:+1 312 486 1000 Fax:+1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Datum One Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Polar Capital Emerging Market Stars Fund (the “Fund”), one of the funds constituting Datum One Series Trust (the “Trust”), as of March 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for the period from December 30, 2020 (commencement of operations) through March 31, 2021, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the result of its operations, changes in its net assets, and the financial highlights for the period from December 30, 2020 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

May 25, 2021

We have served as the auditor of one or more Polar Capital LLP investment companies since 2020.

29

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION

March 31, 2021 (Unaudited)

A. Board Approval of Investment Management Agreement

Section 15 of the Investment Company Act of 1940 (the“1940Act”) requires that the investment management agreement between Datum One Series Trust(the“Trust”)and Polar Capital, LLP(the“Investment Manager”)with respect to the Polar Capital Emerging Market Stars Fund (the “Fund”) be approved by the vote of a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. It is the duty of the Board to request and evaluate, and the duty of the Investment Manager to furnish, such information as may reasonably be necessary to evaluate the terms of the Investment Management Agreement. At an in-person meeting held on March 3, 2020, the Board formally considered and approved an initial investment management agreement between the Trust, on behalf of the Fund, and the Investment Manager, dated March 3, 2020, for an initial two-year term from October 9, 2020 (the “Investment Management Agreement”).

Prior to the March 3 meeting, the Board requested, and the Investment Manager provided, both written and oral reports containing information and data relating to the following: (1) the nature and quality of services to be furnished by the Investment Manager, projections of the Investment Manager’s costs of providing the services and possible economies of scale as and if the Fund grows larger, and whether and how the benefits of scale may be shared with the Fund; (2) the Fund’s interest in having a financially strong investment manager capable of competing with other investment advisers and financial institutions in attracting and retaining high quality investment personnel and investigating and employing new investment techniques, and the need to provide staff capable of administering a developing and expanding investment management business; (3) the risks assumed by the Investment Manager in complying with investment restrictions and applicable securities and tax laws, and its possible substantial liabilities to the Fund for failure to comply; (4) the volatility of the financial markets and thus of investment management fee income; (5) comparative expense ratios and management fees of competitive funds; (6) fall-out benefits to the Investment Manager and its affiliates, if any; and (7) the projected profitability of the Investment Manager from providing services to the Fund as and if the Fund grows. The Board also received and reviewed a memorandum from counsel to the Fund regarding the Board’s responsibilities in evaluating the Investment Management Agreement.

The Board examined the nature and quality of services to be provided to the Fund by the Investment Manager. The Board considered the terms of the Investment Management Agreement, information and reports provided by the Investment Manager on its personnel and operations, and the Investment Manager’s experience managing assets using an investment strategy similar to the Fund’s. The Board reviewed the Investment Manager’s investment philosophy and portfolio construction process and the Investment Manager’s compliance program, pending litigation, insurance coverage, business continuity program, and information security practices. Taking into account the personnel involved in servicing the Fund as well as the materials and services provided by the Investment Manager, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Investment Manager.

30

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

(Unaudited)

The Board noted that, because the Fund was not yet in operation, it had no performance history. The Board noted, however, that the Investment Manager has managed an Undertakings for the Collective Investment in Transferable Securities (“UCITS”) fund using substantially the same investment strategy as the Fund and reviewed its performance against the Fund’s benchmark index and compared to a peer group of other mutual funds. The Board expressed satisfaction with the performance of the similarly-managed UCITS fund.

The Board considered the cost of services proposed to be provided and the profits projected to be realized by the Investment Manager as and if the Fund grows. The Board reviewed the management fee proposed to be paid by the Fund and the projected total operating expenses of the Fund. The Board noted that the Investment Manager would receive a management fee of 1.00% of the average daily net assets of the Fund and that, under a proposed Expense Limitation Agreement, the Investment Manager would contractually agree to waive fees and/or reimburse expenses to the extent necessary to limit the Fund’s total operating expenses to the annual rate of 1.00% of the Fund’s average daily net assets through March 31, 2022. The Board reviewed comparative data regarding fees and expenses of comparable mutual funds. The Board concluded that the proposed management fees were reasonable. The Board noted that, because the Fund had not yet commenced operations, the Investment Manager had not yet derived any profits from its relationship to the Fund and was not expected to do so until the Fund has achieved a meaningful level of assets. The Board considered that substantial marketing and distribution efforts were likely to be required before the Fund would grow to a size that might result in meaningful profits to the Investment Manager.

The Board considered that the Investment Manager may derive fall-out financial or other benefits from its management of the Fund which may include, among other things, enhanced name recognition stemming from the management of the Fund.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Trustee may have assigned different weights to the various factors considered.

B. Shareholder Expense Example

Fund Expenses

Investors in the Fund generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the first number in the row entitled “Expenses Paid During Period” that corresponds to your Fund to estimate the expenses you paid on your account during this period.

31

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

(Unaudited)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds’ transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value December 30, 2020	$1,000.00	$1,000.00
Ending Account Value March 31, 2021	$1,008.00	$1,009.27
Expenses Paid During Period*	$2.50	$2.51

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period and prorated for the period ended March 31, 2021 (91/365).

C. Other Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Fund at Polar Capital Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 or by calling (800) 806-1112 (toll free) or (312) 557-3164; and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended March 31 is available (i) without charge, by calling the Fund at (800) 982-4372 (toll free); and (ii) on the SEC’s website at www.sec.gov.

32

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

(Unaudited)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Fund at (800) 806-1112 (toll free) or (312) 557-3164.

D. Trustees and Officers

Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
JoAnn S. Lilek Year of Birth: 1956	Trustee	Indefinite/ March 2020 to present	Advisory Board Member, Milton’s Distributing, 2019 to present; Advisory Board Member, Gordon Logistics, 2019 to present; Independent Contractor 2018 to present; Chief Financial Officer, Accretive Solutions, Inc, 2010 to 2018; Chief Operating Officer, Accretive Solutions, Inc, 2016 to 2018.	3	Amalgamated Financial Corporation and Amalgamated Bank.

Patricia A Weiland Year of Birth: 1959	Trustee	Indefinite/ March 2020 to present	Consultant, PAW Consulting LLC, 2014 to present.	3	None

Lloyd A. Wennlund Year of Birth: 1957	Trustee	Indefinite/ March 2020 to present	Independent Contractor, June 2017 to present; Executive Vice President, The Northern Trust Company, 1989 to 2017.	3	Calamos Funds (18 Funds), 2018 to present.

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

33

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

(Unaudited)

Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years

Ryan D. Burns Year of Birth: 1976[1]	Trustee	Indefinite/ March 2020 to present	Senior Vice President, The Northern Trust Company, 1998 to present.	3	None

David M. Whitaker Year of Birth: 1971[2]	Trustee	Indefinite/ March 2020 to present	President, Foreside Financial Group, 2007 to present.	3	Advisers Investment Trust (12 Funds), 2018 to present.

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.
(1)

Mr. Burns may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian.

(2)	Mr. Whitaker may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Distributor.

The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request, by calling (800) 806-1112 (toll free) or (312) 557-3164.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Administrator or Distributor and certain of their affiliates:

Name, Address and Year of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ March 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to Present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust 2012 to 2017.

Jack P. Huntington Year of Birth: 1970	Chief Compliance Officer and AML Officer	Indefinite/ March 2020 to present	Director, Foreside Fund Officer Services, LLC, 2015 to present; Senior Vice President, Citi Fund Services, 2008 to 2015.

Tracy L. Dotolo Year of Birth: 1976	Treasurer	Indefinite/ March 2020 to present	Director, Foreside Fund Officer Services, LLC, 2016 to present; JPMorgan Chase & Co., Vice President of Global Fund Services, 2009 to 2016.

34

POLAR CAPITAL EMERGING MARKET STARS FUND

ADDITIONAL INFORMATION (Continued)

(Unaudited)

Name, Address and Year of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2011 to present.

Matthew J. Broucek Year of Birth: 1988	Assistant Secretary	Indefinite/ March 2020 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2020 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to 2020; Officer, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2016 to 2018; Associate, RSM US LLP, 2015 to 2016.

35

POLAR CAPITAL EMERGING MARKET STARS FUND

PRIVACY POLICY

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Datum One Series Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•

Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information); about a customer’s investment goals and risk tolerance;

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

POLAR CAPITAL EMERGING MARKET STARS FUND

PRIVACY POLICY (Continued)

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Datum One Series Trust or anytime we make a material change to our privacy policy.

Investment Adviser

Polar Capital LLP

16 Palace Street

London, United Kingdom SW1E5JD

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606-4301

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

(800) 806-1112 (toll free) or 312-557-3164

POL (3/31)

Phaeacian Funds

ANNUAL REPORT

MARCH 31, 2021

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

PHAEACIAN FUNDS

TABLE OF CONTENTS

March 31, 2021

PHAEACIAN FUNDS

LETTER TO SHAREHOLDERS

Dear Shareholder:

We are pleased to present to shareholders the March 31, 2021 Annual Report for the Phaeacian Accent International Value Fund and the Phaeacian Global Value Fund (the “Funds”), each a series of the Datum One Series Trust. This report contains the results of Fund operations for the period ended March 31, 2021.

We appreciate the trust and confidence you have placed in us by choosing the Funds and their Investment Adviser, Phaeacian Partners LLC, and we look forward to continuing to serve your investing needs.

Sincerely,

Barbara J. Nelligan

President

Datum One Series Trust

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PERFORMANCE COMMENTARY

(Unaudited)

Performance update

For the fiscal period January 1, 2021 through March 31, 2021, the Phaeacian Accent International Value Fund returned 2.63% net of fees and expenses (all figures in dollar terms, unless stated otherwise). This compared to a 3.49% return over the same period for the MSCI ACWI Ex-USA Index.

Market developments

Capital markets continue to experience positive momentum across the board. In our view the drivers behind this sustained price recovery are unchanged and primarily related to the COVID-19 pandemic. Many businesses, particularly providers of internet-based services and technology solutions, have benefited from the crisis and are performing well. Staggering amounts of capital have been artificially created and injected into the financial system by governments around the world with the stated goals of stimulating business activity and offsetting earnings that were missed during COVID-19-related confinement measures. Lastly, the ramping-up of vaccine production and ambitious inoculation campaigns look to be providing a favorable context to allow for the reopening of many economies. While certain parts of the world are still behind on their vaccine rollouts, we believe that significant progress will be made in the coming months.

Portfolio activity

As of March 31, the Fund was primarily geared toward Europe, with 14% exposure to the UK and Ireland (all figures in percentage of total assets, unless stated otherwise) and 48% to continental Europe. The remaining exposure was 13% Asia Pacific and 12% the Americas. In sector terms, the Fund’s main exposure was to industrials (24%), information technology (20%) and consumer goods (19%).

During the period, we initiated several new positions, including Danone, Safran and SaraminHR.

Based in France, Danone is a world-leading food company focused on dairy and plant-based products, waters, early life and medical nutrition. Safran is also based in France. The company is a global leading producer of engines and other components for the aerospace and defense markets. Based in South Korea, SaraminHR operates the largest online job board in the country.

We also completed the sale of several holdings whose stock prices approached our estimates of intrinsic value. Many of these positions had been established in the uniquely compelling, broad-based buy-in opportunity triggered by the pandemic at the end of the first quarter 2020 and the earlier part of the second quarter 2020. They included Britvic, S4 Capital, and SGS. Britvic is a leading producer of soft drinks based in the UK. S4, based in England, is a leading provider of digital advertising and marketing services. Based in Switzerland, SGS is a world-leading provider of inspection, verification, testing and certification services.

Cash and equivalent holdings stood at 13% at the end of the period. Since the Fund’s inception, cash exposure has fluctuated depending on the availability of suitable investment opportunities (with record levels when the COVID-19 downturn started in the first quarter of 2020).

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PERFORMANCE COMMENTARY (Continued)

(Unaudited)

Perspective

We believe the unique investment opportunity provided by the COVID-19 pandemic has now passed A market consensus is building that the crisis is firmly behind us and we believe the world stands to experience a strong V-shaped recovery. Investors seem to have written off the many costs associated with these months of chaos and they no longer expect negative structural effects. Asset prices are reaching new records and examples of astonishing tulip-like manias are everywhere.

Such broad optimism appears to us premature, excessive and precarious. A crisis of this magnitude will inevitably cause long-lasting damage. Modern economic and monetary systems could face existential challenges as a result. Inflation concerns are, in our view, legitimately rising, and evidence of increased pressure can be seen in many places, including many commodity markets. Excesses and questionable practices are widely tolerated across capital markets. Significant geopolitical issues are also intensifying, and we believe they are being too easily dismissed or simply ignored. In any case, market prices are in our view now running well ahead of future cashflows, even in a favorable scenario.

In such an environment, it could become increasingly difficult to justify maintaining the Fund’s risk exposure based on valuations and to find compelling new investment opportunities. This also means the Fund could experience short-term relative underperformance as a result. We are comfortable with this prospect, as it is not our mandate to play ‘greater fool’ games with the market to generate short-term gains that only exist on paper. Rather, our goal is to provide above-average capital appreciation for our fellow shareholders over the long-term while minimizing the risk of capital losses. To achieve these objectives, we focus on investing in companies with compelling underlying business fundamentals, strong balance sheets and capable management teams. We will buy their stocks when we can do so at a significant discount to intrinsic value.

From an investment standpoint, financial markets appear to be in a holding pattern in the short term. Longer term, we expect reality to sink in and potentially create challenging times for the world’s economy and for capital markets. This ‘coming to terms with fundamentals’ could provide us with another highly compelling market opportunity. As always, we will be ready to take advantage of such dislocation when it happens.

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the Phaeacian Accent International Value Fund.

Respectfully submitted,

Pierre O. Py

Portfolio Manager

March 31, 2021

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

PERFORMANCE COMMENTARY (Continued)

(Unaudited)

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund’s Prospectus which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.phaeacianpartners.com. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

Periods over one year are annualized. The fund performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The total operating expense ratio (including indirect expenses such as the costs of investing in underlying funds), as stated in the fee table in the Fund’s prospectus dated October 13, 2020, is 1.31% (1.29% net of expense limitation agreement, contractually in effect through October 31, 2023). Phaeacian Accent International Value Fund commenced operations on October 19, 2020, following the receipt of the assets and liabilities of the FPA International Value Fund (“the Predecessor Fund”) through a reorganization into the Phaeacian Accent International Value Fund (the “Fund”). FPA was the investment adviser from inception through October 16, 2020, and performance shown through that date reflects fees, charges and expenses of that vehicle for the time periods shown. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, (800) 258-9668.

PHAEACIAN GLOBAL VALUE FUND

PERFORMANCE COMMENTARY

(Unaudited)

Performance update

During the fiscal period October 1, 2020 through March 31, 2021, the Phaeacian Global Value Fund gained 19.58% (all figures in dollar terms, unless stated otherwise) net of fees and expenses compared to an increase of 19.93% for the MSCI All Country World Index Net.

Market developments

Capital markets continue to experience positive momentum across the board. In our view, the drivers behind this sustained price recovery are unchanged and primarily related to the COVID-19 pandemic. Many businesses, particularly providers of internet-based services and technology solutions, have benefited from the crisis and are performing well. Staggering amounts of capital have been artificially created and injected into the financial system by governments around the world with the stated goals of stimulating business activity and offsetting earnings that were missed during COVID-19-related confinement measures. Lastly, the ramping-up of vaccine production and ambitious inoculation campaigns look to be providing a favorable context to allow for the reopening of many economies. While certain parts of the world are still behind on their vaccine rollouts, we believe that significant progress will be made in the coming months.

Portfolio activity

With global equity markets largely returned to pre-COVID-19 highs, we are not surprised to observe only a limited number of companies meeting our quality criteria and selling at attractive discounts. Casting our nets widely did allow us to find a few new purchase opportunities in the past few months, including Danone and Fidelity National Information Services.

Based in France, Danone is a leading global producer and marketer of dairy products, beverages, and infant and medical nutrition products. Over the past several years, results for the business repeatedly trailed market expectations. This underperformance included a major acquisition – at a full price – in the company’s core dairy segment. We purchased shares because of the recent changes to the Board of Directors and the company management team, coupled with an attractive discount to our estimate of intrinsic value.

Based in the US, Fidelity National Information Services is a leading global payments processor. The company provides core processing systems for banks and other financial institutions, and processes payments for merchants around the world. We believe this is a high-quality business, and the share price decline this quarter created an entry point for us to purchase the shares.

The market rally also lifted many of our other holdings and we sold several, including Britvic, Dormakaba, S4 Capital and SGS, as their share prices converged with our intrinsic value estimates.

Based in the UK, Britvic manufactures and markets a wide range of soft drinks.

Based in Switzerland, Dormakaba is a global leader in security and access solutions. During the fourth quarter of 2020, we purchased the company’s shares following the decline in price after the release of the H2 fiscal year results. Since then, the share price rebounded and reached our intrinsic value estimate, so we sold. We recognize the inefficiencies of this short holding period, but we prefer to accept those rather than taking on the risk of owning a company that is selling for more than we think it is worth.

PHAEACIAN GLOBAL VALUE FUND

PERFORMANCE COMMENTARY (Continued)

(Unaudited)

Based in the UK, S4 is a leading provider of digital advertising and marketing services. Based in Switzerland, SGS is a leading global provider of test, inspection, analysis and verification services.

We thank you, as always, for your confidence, and we look forward to continuing to serve your interests as shareholders of the Phaeacian Global Value Fund.

Respectfully submitted,

Gregory Herr

Portfolio Manager

March 31, 2021

Periods over one year are annualized. The fund performance data quoted here represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The total operating expense ratio (including indirect expenses such as the costs of investing in underlying funds), as stated in the fee table in the Fund’s prospectus dated October 13, 2020, is 1.31% (1.29% net of expense limitation agreement, contractually in effect through October 31, 2023). Phaeacian Global Value Fund commenced operations on October 19, 2020, following the receipt of the assets and liabilities of the FPA Paramount Fund, Inc (“the Predecessor Fund”) through a reorganization into the Phaeacian Global Value Fund (the “Fund”). FPA was the investment adviser from inception through October 16, 2020, and performance shown through that date reflects fees, charges and expenses of that vehicle for the time periods shown. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data may be obtained by calling toll-free, (800) 258-9668.

PHAEACIAN GLOBAL VALUE FUND

PERFORMANCE COMMENTARY (Continued)

(Unaudited)

Important Disclosures

This Commentary is for informational and discussion purposes only and does not constitute, and should not be construed as, an offer or solicitation for the purchase or sale with respect to any securities, products or services discussed, and neither does it provide investment advice. Any such offer or solicitation shall only be made pursuant to the Fund’s Prospectus which supersedes the information contained herein in its entirety.

The views expressed herein and any forward-looking statements are as of the date of this publication and are those of the portfolio management team. Future events or results may vary significantly from those expressed and are subject to change at any time in response to changing circumstances and industry developments. This information and data has been prepared from sources believed reliable, but the accuracy and completeness of the information cannot be guaranteed and is not a complete summary or statement of all available data.

Portfolio composition will change due to ongoing management of the Fund. References to individual securities are for informational purposes only and should not be construed as recommendations by the Fund, the portfolio manager, the Adviser, or the distributor. It should not be assumed that future investments will be profitable or will equal the performance of the security examples discussed. The portfolio holdings as of the most recent quarter-end may be obtained at www.phaeacianpartners.com. The Fund’s performance returns shown reflect applicable fee waivers and/or expense limits in effect during this period. Absent such fee waivers/expense limitations, if any, performance would have been lower. An index has no cash in its portfolio and imposes no sales charges. An investor cannot invest directly in an index.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

March 31, 2021 (Unaudited)

Change in Value of a $10,000 Investment in Phaeacian Accent International Value Fund vs. MSCI ACWI ex-US Index for the Period December 1, 2011 to March 31, 2021

Years Ended March 31,

	Annualized Total Return
	1 Year	5 Year	Inception 12/01/2011 to 03/31/2021
Phaeacian Accent International Value Fund	47.46%	12.63%	9.69%
MSCI ACWI ex-USA Index	49.41%	9.76%	7.12%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Fund against the MSCI ACWI Ex-USA Index. The Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. An investor cannot invest directly in an index. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE (Continued)

March 31, 2021 (Unaudited)

the website at www.phaeacianpartners.com or by calling 800-258-9668 (toll free) or 312-557-3523. Information regarding the Fund’s expense ratio and redemption fees can be found on page 25. The Prospectus details the Fund’s objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.phaeacianpartners.com, by email at PhaeacianPartners@ntrs.com, by calling 800-258-9668 (toll free) or 312-557-3523 or by contacting the Fund in writing.

PHAEACIAN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

March 31, 2021 (Unaudited)

Change in Value of a $10,000 Investment in Phaeacian Global Value Fund vs. MSCI All Country World Index for the Period March 31, 2011 to March 31, 2021

Years Ended March 31,

	Annualized Total Return
	1 Year	5 Year	10 year
Phaeacian Global Value Fund	56.17%	13.97%	9.34%
MSCI All Country World Index Net	54.60%	13.21%	9.15%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of the Fund against the MSCI All Country World Index Net. The Index is a float-adjusted market capitalization index that is designed to measure the combined equity market performance of developed and emerging market countries excluding the United States. This index does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. An investor cannot invest directly in an index. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares. The performance of the Fund and of the Index is computed on a total return basis which includes reinvestment of all distributions, if any.

Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown. This data represents past performance and investors should understand that investment returns and principal values fluctuate, so that when you redeem your investment it may be worth more or less than its original cost. Current month-end performance data can be obtained by visiting the website at www.phaeacianpartners.com or by calling 800-258-9668 (toll free) or 312-557-3523. Information regarding the Fund’s expense ratio and redemption fees can be found on page 26. The

PHAEACIAN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE (Continued)

March 31, 2021 (Unaudited)

Prospectus details the Fund’s objective and policies, sales charges, and other matters of interest to prospective investors. Please read the Prospectus carefully before investing. The Prospectus may be obtained by visiting the website at www.phaeacianpartners.com, by email at PhaeacianPartners@ntrs.com, by calling 800-258-9668 (toll free) or 312-557-3523 or by contacting the Fund in writing.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

SUMMARY PORTFOLIOS OF INVESTMENTS

March 31, 2021

Industry Allocation	Percent of Net Assets
Commercial Services & Supplies	7.3%
IT Services	7.0
Health Care Supplies	5.6
Application Software	5.4
Professional Services	5.1
Semiconductor Manufacturing	4.6
Food Products	4.1
Chemicals	4.1
Food & Staples Retailing	3.5
Entertainment	3.4
Interactive Media & Services	3.3
Electrical Equipment	2.8
Machinery	2.8
Household Durables	2.8
Insurance	2.6
Aerospace & Defense	2.5
Beverages	2.3
Construction Materials	2.2
Textiles, Apparel & Luxury Goods	2.2
Trading Companies & Distributors	2.0
Leisure Products	1.8
Capital Markets	1.7
Personal Products	1.3
Building Products	1.2
Specialty Retail	1.1
Media	1.0
Other Common Stocks	3.2
Other Assets And Liabilities, Net	13.1%

Net Assets	100.0%

Country Allocation	Percent of Net Assets
France	17.0%
Netherlands	13.6
United Kingdom	11.6
United States	7.5
Sweden	4.6
Japan	4.6
South Korea	3.6
Canada	3.5
Germany	3.4
Denmark	3.3
Switzerland	3.1
Ireland	2.2
Taiwan	1.8
India	1.7
Peru	1.2
China	1.0
Other Common Stocks	3.2
Other Assets And Liabilities, Net	13.1%

Net Assets	100.0%

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily.

See accompanying Notes to Financial Statements.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

SUMMARY PORTFOLIOS OF INVESTMENTS (Continued)

March 31, 2021

COMMON STOCKS – 86.9%	Shares	Fair Value
COMMERCIAL SERVICES & SUPPLIES – 7.3%
Babcock International Group PLC (United Kingdom) (a)	1,739,926	$5,483,342
Clipper Logistics PLC (United Kingdom)	1,222,153	9,974,373
ISS A/S (Denmark) (a)	696,025	12,975,203

		$28,432,918

IT SERVICES – 7.0%
Accenture PLC (United States)	29,968	$8,278,660
Adyen N.V. (Netherlands) (a),(b)	4,454	9,942,372
Capgemini SE (France)	53,736	9,143,652

		$27,364,684

HEALTH CARE SUPPLIES – 5.6%
Alcon Inc. (Switzerland) (a)	174,833	$12,241,917
Koninklijke Philips N.V. (Netherlands) (a)	167,876	9,582,559

		$21,824,476

APPLICATION SOFTWARE – 5.4%
Dassault Systemes SE (France)	45,005	$9,626,591
Napster Group PLC (United Kingdom) (a),(c)	58,636,391	1,778,395
SAP SE (Germany)	77,301	9,465,765

		$20,870,751

PROFESSIONAL SERVICES – 5.1%
Pagegroup PLC (United Kingdom) (a)	1,045,965	$6,777,247
RELX PLC (United Kingdom)	318,320	7,982,427
SaraminHR Co. Ltd. (South Korea)	169,045	5,257,684

		$20,017,358

SEMICONDUCTOR MANUFACTURING – 4.6%
ASML Holding N.V. (Netherlands)	18,171	$11,016,821
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (c)	57,368	6,785,487

		$17,802,308

FOOD PRODUCTS – 4.1%
Alicorp SAA (Peru)	2,387,246	$4,878,438
Danone S.A. (France)	163,594	11,223,031

		$16,101,469

CHEMICALS – 4.1%
Hexpol AB (Sweden)	630,810	$7,121,798
Koninklijke DSM N.V. (Netherlands)	51,971	8,794,564

		$15,916,362

See accompanying Notes to Financial Statements.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

SUMMARY PORTFOLIOS OF INVESTMENTS (Continued)

March 31, 2021

COMMON STOCKS — Continued	Shares	Fair Value
FOOD & STAPLES RETAILING – 3.5%
Empire Co. Ltd. (Canada)	434,849	$13,557,240

ENTERTAINMENT – 3.4%
Ubisoft Entertainment S.A. (France) (a)	174,939	$13,310,195

INTERACTIVE MEDIA & SERVICES – 3.3%
NAVER Corp. (South Korea)	26,600	$8,860,791
Tencent Holdings Ltd. (China)	48,221	3,783,693

		$12,644,484

ELECTRICAL EQUIPMENT – 2.8%
Sensata Technologies Holding PLC (United States) (a)	190,770	$11,055,122

MACHINERY – 2.8%
SKF AB (Sweden)	387,060	$11,000,039

HOUSEHOLD DURABLES – 2.8%
Sony Corp. (Japan)	102,183	$10,700,491

INSURANCE – 2.6%
RenaissanceRe Holdings Ltd. (United States)	63,598	$10,191,580

AEROSPACE & DEFENSE – 2.5%
Safran S.A. (France) (a)	70,369	$9,576,646

BEVERAGES – 2.3%
Heineken Holding N.V. (Netherlands)	100,128	$8,912,186

CONSTRUCTION MATERIALS – 2.2%
CRH PLC (Ireland)	184,281	$8,637,770

TEXTILES, APPAREL & LUXURY GOODS – 2.2%
EssilorLuxottica S.A. (France)	52,855	$8,606,348

TRADING COMPANIES & DISTRIBUTORS – 2.0%
Electrocomponents PLC (United Kingdom)	569,862	$7,801,125

See accompanying Notes to Financial Statements.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

SUMMARY PORTFOLIOS OF INVESTMENTS (Continued)

March 31, 2021

COMMON STOCKS — Continued	Shares	Fair Value
LEISURE PRODUCTS – 1.8%
Shimano Inc. (Japan)	29,600	$7,050,802

CAPITAL MARKETS – 1.7%
Care Ratings Ltd. (India)	1,143,502	$6,428,057

PERSONAL PRODUCTS – 1.3%
Unilever PLC (United Kingdom)	93,185	$5,210,534

BUILDING PRODUCTS – 1.2%
Cie de Saint-Gobain (France) (a)	75,604	$4,461,412

SPECIALTY RETAIL – 1.1%
GrandVision N.V. (Netherlands) (a),(b)	141,036	$4,349,834

MEDIA – 1.0%
Stroeer SE & Co. KGaA (Germany)	49,401	$4,026,312

OTHER COMMON STOCKS — 3.2%(d)		$12,584,524

TOTAL COMMON STOCKS–86.9% (Cost $287,530,423)		$338,435,027

TOTAL INVESTMENTS–86.9% (Cost $287,530,423)		$338,435,027
Other Assets and Liabilities, net – 13.1%		$50,803,840

NET ASSETS–100.0%		$389,238,867

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)

This security represents the common stock of a foreign company which trades directly or through an American Depositary Receipt/ADR on the over-the-counter market or on a U.S. national securities exchange.

(d)	As permitted by U.S. Securities and Exchange Commission regulations, “Other” Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See accompanying Notes to Financial Statements.

PHAEACIAN GLOBAL VALUE FUND

SUMMARY PORTFOLIOS OF INVESTMENTS

March 31, 2021

Industry Allocation	Percent of Net Assets
IT Services	11.0%
Application Software	9.9
Interactive Media & Services	6.6
Commercial Services & Supplies	6.0
Entertainment	5.7
Health Care Supplies	4.7
Semiconductor Manufacturing	4.1
Chemicals	4.0
Food Products	4.0
Aerospace & Defense	3.4
Textiles, Apparel & Luxury Goods	3.4
Personal Products	2.8
Household Durables	2.7
Insurance	2.6
Health Care Providers & Services	2.6
Specialty Retail	2.5
Food & Staples Retailing	2.5
Professional Services	2.5
Machinery	2.4
Electrical Equipment	2.3
Multiline Retail	2.2
Construction Materials	1.8
Beverages	1.8
Trading Companies & Distributors	1.6
Building Products	1.0
Media	0.9
Other Common Stocks	3.0
Other Assets And Liabilities, Net	2.0%

Net Assets	100.0%

Country Allocation	Percent of Net Assets
United States	28.7%
France	16.7
Netherlands	12.8
United Kingdom	6.5
Japan	4.4
Sweden	4.2
South Korea	3.9
Switzerland	3.5
Germany	3.1
Denmark	2.8
Canada	2.5
Ireland	1.8
China	1.5
Taiwan	1.4
Peru	1.2
Other Common Stocks	3.0
Other Assets And Liabilities, Net	2.0%

Net Assets	100.0%

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. Fund holdings are subject to change daily.

See accompanying Notes to Financial Statements.

PHAEACIAN GLOBAL VALUE FUND

SUMMARY PORTFOLIOS OF INVESTMENTS (Continued)

March 31, 2021

COMMON STOCKS – 98.0%	Shares	Fair Value
IT SERVICES – 11.0%
Accenture PLC (United States)	11,168	$3,085,160
Adyen N.V. (Netherlands) (a),(b)	2,158	4,817,162
Capgemini SE (France)	25,961	4,417,492
Edenred (France)	33,439	1,746,588
Euronet Worldwide Inc. (United States) (a)	10,500	1,452,150
Fidelity National Information Services Inc. (United States)	35,136	4,940,473

		$20,459,025

APPLICATION SOFTWARE – 9.9%
Dassault Systemes SE (France)	21,057	$4,504,103
Microsoft Corp. (United States)	24,382	5,748,544
Oracle Corp. (United States)	57,866	4,060,457
SAP SE (Germany)	34,582	4,234,681

		$18,547,785

INTERACTIVE MEDIA & SERVICES – 6.6%
Alphabet Inc. (United States) (a)	2,806	$5,804,576
NAVER Corp. (South Korea)	11,328	3,773,497
Tencent Holdings Ltd. (China)	34,992	2,745,671

		$12,323,744

COMMERCIAL SERVICES & SUPPLIES – 6.0%
Babcock International Group PLC (United Kingdom) (a)	747,245	$2,354,927
ISS A/S (Denmark) (a)	282,208	5,260,883
S-1 Corp. (South Korea)	48,537	3,503,842

		$11,119,652

ENTERTAINMENT – 5.7%
Activision Blizzard Inc. (United States)	62,486	$5,811,198
Ubisoft Entertainment S.A. (France) (a)	64,648	4,918,729

		$10,729,927

HEALTH CARE SUPPLIES – 4.7%
Alcon Inc. (Switzerland) (a)	64,517	$4,517,521
Koninklijke Philips N.V. (Netherlands) (a)	74,006	4,224,349

		$8,741,870

SEMICONDUCTOR MANUFACTURING – 4.1%
ASML Holding N.V. (Netherlands)	8,232	$4,990,945
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) (c)	22,393	2,648,644

		$7,639,589

See accompanying Notes to Financial Statements.

PHAEACIAN GLOBAL VALUE FUND

SUMMARY PORTFOLIOS OF INVESTMENTS (Continued)

March 31, 2021

COMMON STOCKS — Continued	Shares	Fair Value
CHEMICALS – 4.0%
Hexpol AB (Sweden)	288,243	$3,254,242
Koninklijke DSM N.V. (Netherlands)	24,591	4,161,304

		$7,415,546

FOOD PRODUCTS – 4.0%
Alicorp SAA (Peru)	1,061,779	$2,169,790
Danone S.A. (France)	76,083	5,219,519

		$7,389,309

AEROSPACE & DEFENSE – 3.4%
General Dynamics Corp. (United States)	11,700	$2,124,252
Safran S.A. (France) (a)	31,545	4,293,017

		$6,417,269

TEXTILES, APPAREL & LUXURY GOODS – 3.4%
Cie Financiere Richemont S.A. (Switzerland)	21,713	$2,084,577
EssilorLuxottica S.A. (France)	25,876	4,213,373

		$6,297,950

PERSONAL PRODUCTS – 2.8%
Shiseido Co. Ltd. (Japan)	46,800	$3,137,048
Unilever PLC (United Kingdom)	36,472	2,039,369

		$5,176,417

HOUSEHOLD DURABLES – 2.7%
Sony Corp. (Japan)	48,076	$5,034,466

INSURANCE – 2.6%
RenaissanceRe Holdings Ltd. (United States)	30,321	$4,858,940

HEALTH CARE PROVIDERS & SERVICES – 2.6%
Laboratory Corp. of America Holdings (United States) (a)	18,957	$4,834,604

SPECIALTY RETAIL – 2.5%
GrandVision N.V. (Netherlands) (a),(b)	74,709	$2,304,176
O’Reilly Automotive Inc. (United States) (a)	4,700	2,384,075

		$4,688,251

FOOD & STAPLES RETAILING – 2.5%
Empire Co. Ltd. (Canada)	149,418	$4,658,389

See accompanying Notes to Financial Statements.

PHAEACIAN GLOBAL VALUE FUND

SUMMARY PORTFOLIOS OF INVESTMENTS (Continued)

March 31, 2021

COMMON STOCKS — Continued	Shares	Fair Value
PROFESSIONAL SERVICES – 2.5%
Pagegroup PLC (United Kingdom) (a)	233,626	$1,513,761
RELX PLC (United Kingdom)	123,160	3,088,451

		$4,602,212

MACHINERY – 2.4%
SKF AB (Sweden)	159,447	$4,531,399

ELECTRICAL EQUIPMENT – 2.3%
Sensata Technologies Holding PLC (United States) (a)	74,986	$4,345,439

MULTILINE RETAIL – 2.2%
Dollar General Corp. (United States)	19,853	$4,022,615

CONSTRUCTION MATERIALS – 1.8%
CRH PLC (Ireland)	70,922	$3,324,314

BEVERAGES – 1.8%
Heineken Holding N.V. (Netherlands)	37,347	$3,324,179

TRADING COMPANIES & DISTRIBUTORS – 1.6%
Electrocomponents PLC (United Kingdom)	225,098	$3,081,479

BUILDING PRODUCTS – 1.0%
Cie de Saint-Gobain (France) (a)	32,413	$1,912,700

MEDIA – 0.9%
Stroeer SE & Co. KGaA (Germany)	21,615	$1,761,680

See accompanying Notes to Financial Statements.

PHAEACIAN GLOBAL VALUE FUND

SUMMARY PORTFOLIOS OF INVESTMENTS (Continued)

March 31, 2021

COMMON STOCKS — Continued	Fair Value
OTHER COMMON STOCKS — 3.0%(d)	$5,542,581

TOTAL COMMON STOCKS–98.0% (Cost $139,828,412)	$182,781,331

TOTAL INVESTMENTS–98.0% (Cost $139,828,412)	$182,781,331
Other Assets and Liabilities, net – 2.0%	$3,775,039

NET ASSETS–100.0%	$186,556,370

(a)	Non-income producing security.
(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)

This security represents the common stock of a foreign company which trades directly or through an American Depositary Receipt/ADR on the over-the-counter market or on a U.S. national securities exchange.

(d)	As permitted by U.S. Securities and Exchange Commission regulations, “Other” Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See accompanying Notes to Financial Statements.

PHAEACIAN FUNDS

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2021

	Phaeacian Accent International Value Fund	Phaeacian Global Value Fund
ASSETS
Investment securities— at fair value (identified cost $287,530,423 and $139,828,412, respectively)	$338,435,027	$182,781,331
Cash	50,115,404	3,287,408
Foreign currencies at value (identified cost of $— and $190, respectively)	—	186
Receivable for:
Dividends and interest	514,972	227,398
Dividend reclaims	415,200	334,547
Capital stock sold	672,960	276,197
Prepaid assets	31,561	18,047

Total assets	390,185,124	186,925,114

LIABILITIES
Payable for:
Advisory fees	351,505	168,220
Capital stock repurchased	288,605	—
Accrued expenses and other liabilities	306,147	200,524

Total liabilities	946,257	368,744

NET ASSETS	$389,238,867	$186,556,370

SUMMARY OF SHAREHOLDERS’ EQUITY
Capital stock—no par value; unlimited authorized shares; 19,978,041 and 7,166,188, respectively outstanding shares	316,851,167	132,420,918
Distributable earnings	72,387,700	54,135,452

NET ASSETS	$389,238,867	$186,556,370

NET ASSET VALUE
Offering and redemption price per share	$19.48	$26.03

See accompanying Notes to Financial Statements.

PHAEACIAN FUNDS

STATEMENTS OF OPERATIONS

March 31, 2021

	Phaeacian Accent International Value Fund		Phaeacian Global Value Fund
	Three Months Ended March 31, 2021(a)	Year Ended December 31, 2020	Six Months Ended March 31, 2021(b)	Year Ended September 30, 2020
INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $93,765, $494,380, $87,225, and $265,165, respectively)	$824,633	$4,769,530	$938,373	$3,640,270
Interest	—	18,293	—	75

Total investment income	824,633	4,787,823	938,373	3,640,345

EXPENSES
Advisory fees (Note 6)	942,653	2,857,948	882,716	1,578,643
Fund accounting and administrative services fees (Note 6)	71,674	79,679	71,632	17,484
Audit and tax services fees	27,202	20,212	11,721	42,523
Transfer agent fees and expenses (Note 6)	23,572	161,407	28,140	64,598
Trustee fees and expenses (Note 6)	22,036	85,670	2,710	106,516
Reports to shareholders	18,964	61,774	32,973	63,071
Regulatory and compliance fees (Note 6)	16,038	6,103	2,175	—
Custodian fees (Note 6)	15,112	132,420	15,609	98,759
Filing fees	12,274	39,871	9,574	44,103
Legal fees	8,222	73,855	3,082	131,322
Other	15,488	78,053	10,227	61,837

Total expenses	1,173,235	3,596,992	1,070,559	2,208,856

Waiver/Reimbursement from former Adviser (Note 6)	—	(10,387)	(8,082)	(171,160)

Net expenses	1,173,235	3,586,605	1,062,477	2,037,696

Net investment income (loss)	(348,602)	1,201,218	(124,104)	1,602,649

NET REALIZED AND UNREALIZED APPRECIATION (DEPRECIATION)
Net realized gain (loss) on:
Investments (net of capital gains taxes of $257,684, $0, $0 and $0, respectively)	21,541,447	12,788,649	18,073,718	(5,498,805)
Investments in forward foreign currency contracts	—	(1,708,785)	—	—
Investments in foreign currency transactions.	46,204	(359,147)	(34,366)	(44,500)
Net change in unrealized appreciation (depreciation) of:
Investments	(11,697,968)	45,914,772	13,011,950	20,708,156
Investments in forward foreign currency contracts	—	151,163	—	—
Translation of foreign currency denominated amounts	(45,409)	52,536	(9,578)	32,538

Net realized and unrealized gain	9,844,274	56,839,188	31,041,724	15,197,389

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,495,672	$58,040,406	$30,917,620	$16,800,038

(a)	As part of the Reorganization, the Board of Trustees approved a change in fiscal year end for the Fund from December 31 to March 31. (Note 1)
(b)	As part of the Reorganization, the Board of Trustees approved a change in fiscal year end for the Fund from September 30 to March 31. (Note 1)

See accompanying Notes to Financial Statements.

PHAEACIAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

	Phaeacian Accent International Value Fund
	Three Months Ended March 31, 2021(a)	Year Ended December 31, 2020	Year Ended December 31, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(348,602)	$1,201,218	$218,230
Net realized gain on investments	21,587,651	10,720,717	11,152,206
Net change in unrealized appreciation (depreciation)	(11,743,377)	46,118,471	41,535,579

Net increase in net assets resulting from operations	9,495,672	58,040,406	52,906,015

Distributions to shareholders	—	(3,822,379)	(11,600,003)

Capital Stock transactions:
Proceeds from Capital Stock sold	30,150,167	127,552,930	43,744,239
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	—	3,250,459	10,376,742
Cost of Capital Stock repurchased	(13,203,185)	(94,118,723)	(42,880,614)

Net increase from Capital Stock transactions	16,946,982	36,684,666	11,240,367

Total change in net assets	26,442,654	90,902,693	52,546,379

NET ASSETS
Beginning of period	362,796,213	271,893,520	219,347,141

End of period	$389,238,867	$362,796,213	$271,893,520

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	1,545,438	8,000,887	2,878,791
Shares issued to shareholders upon reinvestment of dividends and distributions	—	208,630	651,805
Shares of Capital Stock repurchased	(677,157)	(6,007,532)	(2,826,848)

Change in Capital Stock outstanding	868,281	2,201,985	703,748

(a)	As part of the Reorganization, the Board of Trustees approved a change in fiscal year end for the Fund from December 31 to March 31. (Note 1)

See accompanying Notes to Financial Statements.

PHAEACIAN FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Phaeacian Global Value Fund
	Six Months Ended March 31, 2021(a)	Year Ended September 30, 2020	Year Ended September 30, 2019
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(124,104)	$1,602,649	$988,879
Net realized gain (loss) on investments	18,039,352	(5,543,305)	12,086,004
Net change in unrealized appreciation (depreciation)	13,002,372	20,740,694	(10,209,156)

Net increase in net assets resulting from operations	30,917,620	16,800,038	2,865,727

Distributions to shareholders	(1,406,466)	(12,376,261)	(16,820,381)

Capital Stock transactions:
Proceeds from Capital Stock sold	2,691,714	4,141,699	3,406,733
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	780,210	7,251,266	9,866,566
Cost of Capital Stock repurchased	(7,445,701)	(18,792,708)	(15,617,027)

Net decrease from Capital Stock transactions	(3,973,777)	(7,399,743)	(2,343,728)

Total change in net assets	25,537,377	(2,975,966)	(16,298,382)

NET ASSETS
Beginning of period	161,018,993	163,994,959	180,293,341

End of period	$186,556,370	$161,018,993	$163,994,959

CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	109,118	212,429	175,222
Shares issued to shareholders upon reinvestment of dividends and distributions	31,575	336,798	543,911
Shares of Capital Stock repurchased	(313,112)	(975,786)	(772,908)

Change in Capital Stock outstanding	(172,419)	(426,559)	(53,775)

(a)	As part of the Reorganization, the Board of Trustees approved a change in fiscal year end for the Fund from September 30 to March 31. (Note 1)

See accompanying Notes to Financial Statements.

PHAEACIAN ACCENT INTERNATIONAL VALUE FUND

FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Three Months Ended March 31,		Year Ended December 31,
	2021(a)		2020(a)	2019	2018	2017	2016
Per share operating performance:
Net asset value at beginning of period	$18.98		$16.08	$13.54	$15.45	$12.21	$11.52

Income from investment operations:
Net investment income (loss)(b)	$(0.02)		$0.07	$0.01	$0.06	$(0.01)	$0.22
Net realized and unrealized gain (loss) on investment securities	0.52		3.04	3.24	(1.73)	3.32	0.82

Total Investment from operations	$0.50		$3.11	$3.25	$(1.67)	$3.31	$1.04

Less distributions:
Distributions from net investment income	$—		$(0.13)	$(0.71)	$(0.14)	$(0.07)	$(0.35)
Distributions from net realized capital gains.	—		(0.08)	—	(0.10)	—	—

Total distributions	$—		$(0.21)	$(0.71)	$(0.24)	$(0.07)	$(0.35)

Redemption fees	—		—	—	—	— (c)	— (c)

Net asset value, end of period	$19.48		$18.98	$16.08	$13.54	$15.45	$12.21

Total investment return(d), (e)	2.63%		19.63%	24.05%	(10.81)%	27.12%	9.05%
Ratios/supplemental data:
Net assets, end of period (in $000’s)	$389,239		$362,796	$271,894	$219,347	$254,886	$262,274
Ratio of expenses to average net assets
Before waiver/reimbursement	1.24	%(f)	1.25%	1.34%	1.35%	1.31%	1.28%
After waiver/reimbursement	1.24	%(f)	1.25%	1.29%	1.29%	1.29%	1.28%
Ratio of net investment income to average net assets:
Before waiver/reimbursement	(0.37	)%(f)	0.43%	0.03%	0.33%	(0.11)%	1.86%
After waiver/reimbursement	(0.37	)%(f)	0.43%	0.09%	0.39%	(0.09)%	1.86%
Portfolio turnover rate(d)	35%		176%	88%	120%	146%	93%

(a)	Formerly the FPA International Value Fund. As part of the Reorganization, the Board of Trustees approved a change in fiscal year end for the Fund from December 31 to March 31 (Note 1).
(b)	Per share amount is based on average shares outstanding. ‘
(c)	Rounds to less than $0.01 per share.
(d)	Not annualized for periods less than a year.
(e)	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
(f)	Annualized.

See accompanying Notes to Financial Statements.

PHAEACIAN GLOBAL VALUE FUND

FINANCIAL HIGHLIGHTS (Continued)

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31,		Year Ended September 30,
	2021(a)		2020	2019	2018	2017	2016
Per share operating performance:
Net asset value at beginning of period	$21.94		$21.12	$23.06	$21.30	$17.36	$15.42

Income from investment operations:
Net investment income (loss)(b)	$(0.02)		$0.21	$0.13	$0.12	$0.08	$0.18
Net realized and unrealized gain on investment securities	4.31		2.23	0.13	1.72	4.04	1.84

Total Investment from operations	$4.29		$2.44	$0.26	$1.84	$4.12	$2.02

Less distributions:
Distributions from net investment income	$(0.20)		$(0.12)	$(0.12)	$(0.08)	$(0.18)	$(0.08)
Distributions from net realized capital gains.	—		(1.50)	(2.08)	—	—	—

Total distributions	$(0.20)		$(1.62)	$(2.20)	$(0.08)	$(0.18)	$(0.08)

Redemption fees	—		—	—	—	— (c)	— (c)

Net asset value, end of period	$26.03		$21.94	$21.12	$23.06	$21.30	$17.36

Total investment return(d), (e)	19.58%		11.69%	2.69%	8.65%	23.92%	13.19%
Ratios/supplemental data:
Net assets, end of period (in $000’s)	$186,556		$161,019	$163,995	$180,293	$174,131	$149,050
Ratio of expenses to average net assets
Before waiver/reimbursement	1.22	%(f)	1.40%	1.36%	1.35%	1.44%	1.43%
After waiver/reimbursement	1.21	%(f)	1.29%	1.29%	1.29%	1.29%	1.29%
Ratio of net investment income to average net assets:
Before waiver/reimbursement	(0.16	)%(f)	0.91%	0.54%	0.46%	0.27%	0.99%
After waiver/reimbursement	(0.15	)%(f)	1.02%	0.61%	0.52%	0.41%	1.13%
Portfolio turnover rate(d)	45%		96%	62%	79%	72%	52%

(a)	Formerly the FPA Paramount Fund. As part of the Reorganization, the Board of Trustees approved a change in fiscal year end for the Fund from September 30 to March 31 (Note 1).
(b)	Per share amount is based on average shares outstanding.
(c)	Rounds to less than $0.01 per share.
(d)	Not annualized for periods less than a year.
(e)	Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
(f)	Annualized.

See accompanying Notes to Financial Statements.

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS

March 31, 2021

NOTE 1 — Organization

Datum One Series Trust (the “Trust”) is a Massachusetts business trust operating under an Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 3, 2020. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust Agreement permits the Board of Trustees (the “Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest, at no par value, in separate series of the Trust. Phaeacian Accent International Value Fund and Phaeacian Global Value Fund (together the “Funds”; each a “Fund”) are series of the Trust. These financial statements and notes only relate to these Funds.

The Phaeacian Accent International Value Fund is a non-diversified fund, meaning it may invest in a smaller number of companies than a diversified fund. The Fund seeks to provide above average capital appreciation over the long-term while attempting to minimize the risk of capital loss. For information on the specific strategies of the Fund, please refer to the Fund’s Prospectus.

The Phaeacian Global Value Fund is a diversified fund. The Fund seeks to provide above average capital appreciation over the long-term while attempting to minimize the risk of capital loss. For information on the specific strategies of the Fund, please refer to the Fund’s Prospectus.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust and Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds.

Prior to October 16, 2020, the Phaeacian Accent International Value Fund and Phaeacian Global Value Fund operated as the FPA International Value Fund, a series of the FPA Funds Trust and FPA Paramount Fund, a series of FPA Paramount Fund, Inc., respectively. The FPA International Value Fund and the FPA Paramount Fund (together the “Predecessor Funds”; each a “Predecessor Fund”) were each authorized to issue one class of shares. On October 16, 2020, the FPA International Value Fund was reorganized into the Phaeacian Accent International Value Fund and the FPA Paramount Fund was reorganized into the Phaeacian Global Value Fund, pursuant to separate Plans of Reorganization approved by each Fund’s Board of Trustees/Directors on May 12, 2020 and by each Predecessor Fund’s shareholders on October 1, 2020 (the “Reorganizations”). At the time of the Reorganizations, each Predecessor Fund transferred all of its assets to its corresponding Fund in exchange for shares of the corresponding Fund and the assumption of all of the liabilities of the Predecessor Fund by the corresponding Successor Fund. Upon closing of the Reorganizations, holders of a Predecessor Fund’s shares received shares of the corresponding Fund’s shares. The Reorganizations were tax-free for U.S federal income tax purposes.

As part of the Reorganizations, the Board of Trustees approved a change in fiscal year end for each Fund to March 31.

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

NOTE 2 — Significant Accounting Policies

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.	Security Valuation

The Funds’ investments are reported at fair value as defined by U.S. GAAP. The Funds generally determine their net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.	Securities Transactions, Related Investment Income and Foreign Currency Translations

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency fair value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the “Net realized gain (loss) on investments” and “Net change in unrealized appreciation (depreciation) of investments” on the Statements of Operations.

Net realized gains and losses from foreign currency transactions arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies arise from changes in the value of assets and liabilities other than investments in securities at the period end, resulting from changes in the exchange rates.

C.	Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

NOTE 3 — Risk Considerations

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Risks Associated with Investing in Equities: Equity securities, generally common stocks and/or depositary receipts, held by the Funds may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect the securities markets generally, such as adverse changes in economic or political conditions, the general outlook for corporate earnings, interest rates or investor sentiment.

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

Sustained periods of market volatility, either globally or in any jurisdiction in which the Funds invest, may increase the risks associated with an investment in the Funds. Equity securities may also lose value because of factors affecting an entire industry or sector, such as increases in production costs, or factors directly related to a specific company, such as decisions made by its management. Equity securities generally have greater price volatility than debt securities. The Funds’ shares are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, government authority or the FDIC.

Risks Associated with Investing in Large-Capitalization Companies: Returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.

Risks Associated with Investing in Smaller-Cap and Mid-Cap Companies: The prices of securities of mid-cap and smaller-cap companies tend to fluctuate more widely than those of larger, more established companies. Mid-cap and smaller-cap companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or market averages in general. In addition, these companies often have shorter operating histories and are more reliant on key products or personnel than larger companies. The securities of smaller or medium-sized companies are often traded over-the-counter, and may not be traded in volumes typical of securities traded on a national securities exchange. Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Risks Associated with Investing in Non-U.S. Securities: Non-U.S. investments (including depositary receipts) can be riskier, more volatile and less liquid than investments in the United States. Adverse political, social and economic developments or instability, or changes in the value of non-U.S. currency, can make it more difficult for the Funds to sell their securities and could reduce the value of the Funds’ shares. Differences in regulatory, tax and accounting standards and differences in reporting standards may cause difficulties in obtaining information about non-U.S. companies and may negatively affect investment decisions. Investments in non-U.S. securities may be affected by restrictions on receiving investment proceeds from outside the U.S., confiscatory tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. In addition, global economies are increasingly interconnected, which increases the possibility that conditions in one country, region or financial market might adversely impact a different country, region or financial market.

Risks Associated with Investing in Emerging Markets: The Funds’ investments in non-U.S. issuers in developing or emerging market countries may involve increased exposure to changes in economic, social and political factors as compared to investments in more developed countries.The economies of most emerging market countries are in the early stage of capital market development and may be dependent on relatively fewer industries. As a result, their economic systems are still evolving. Their legal and political systems may also be less stable than those in developed economies. Securities markets in these countries can also be smaller, and there may be increased settlement risks. The Public Company Accounting Oversight Board, which regulates auditors of U.S.

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

companies, is unable to inspect audit work papers in certain foreign countries. Investors in emerging markets often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Emerging market countries often suffer from currency devaluation and higher rates of inflation. Due to these risks, securities issued in developing or emerging countries may be more volatile, less liquid, and harder to value than securities issued in more developed countries.

Risks Associated with Value Investing: Value stocks, including those selected by the portfolio manager for the Funds, are subject to the risks that their intrinsic value may never be realized by the market and that their prices may go down. In addition, value style investing may fall out of favor and underperform growth or other styles of investing during given periods. The Funds’ value discipline may result in a portfolio of stocks that differs materially from its benchmark index.

Securities selected by the portfolio manager using a value strategy may never reach their intrinsic value because the market fails to recognize what the portfolio manager considers to be the true business value or because the portfolio manager has misjudged those values. There may be periods during which the investment performance of the Funds suffers while using a value strategy.

Market Risk: The market price of investments owned by the Funds may go up or down, sometimes rapidly or unpredictably. Fund investments may decline in value due to factors affecting the overall markets, or particular industries or sectors. The value of a holding may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for an issuer’s financial condition, changes in interest or currency rates, domestic or international monetary policy or adverse investor sentiment generally. The value of a holding may also decline due to factors that affect a particular industry or industries, such as competitive conditions within an industry or government regulations. The Funds may experience heavy redemptions that could cause the Funds to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of an investment in the Funds to unexpectedly decline. The Funds may rely on various third-party sources to calculate its net asset value. Errors or systems failures and other technological issues may adversely impact the Funds’ calculation of its net asset value, and such net asset value calculation issues may result in inaccurately calculated net asset values, delays in net asset value calculation and/or the inability to calculate net asset values over extended periods. The Funds may be unable to recover any losses associated with such failures.

Liquidity Risk: The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price.

Large Investor Risk: Ownership of shares of the Funds may be concentrated in one or a few large investors. Such investors may redeem shares in large quantities or on a frequent basis. Redemptions by a large investor may affect the performance of the Funds, may increase realized capital gains, may accelerate the realization of taxable income or gains for shareholders and may increase transaction costs. These transactions potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any). Such

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

transactions may also increase the Funds’ expenses. In addition, the Funds may be delayed in investing new cash after a large shareholder purchase, and under such circumstances may be required to maintain a larger cash position than it ordinarily would.

Management Risk: The Funds are subject to management risk as actively managed investment portfolios. The portfolio manager will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that these will produce the desired results. The portfolio manager’s opinion about the intrinsic worth or creditworthiness of a company or security may be incorrect, the portfolio manager may not make timely purchases or sales of securities for the Funds, the Funds’ investment objective may not be achieved, or the market may continue to undervalue the Funds’ securities. In addition, the Funds may not be able to quickly dispose of certain securities holdings. The frequency of trading within the Funds impacts portfolio turnover rates, which are shown in the financial highlights table. A higher rate of portfolio turnover could produce higher trading costs and taxable distributions, which would detract from the Funds’ performance. Moreover, there can be no assurance that all of the Adviser’s personnel will continue to be associated with the Adviser for any length of time. The loss of services of one or more key employees of the Adviser, including the portfolio manager, could have an adverse impact on the Funds’ ability to achieve their investment objective. Certain securities or other instruments in which the Funds seek to invest may not be available in the quantities desired. In such circumstances, the portfolio manager may determine to purchase other securities or instruments as substitutes. Such substitute securities or instruments may not perform as intended, which could result in losses to the Funds.

Key Person Risk: The Funds are heavily dependent upon Messrs. Gregory A. Herr and Mr. Pierre O. Py for their operation and for the execution of their investment strategies. The Funds would likely find it more difficult to execute their investment strategy and to continue their operation in the event they were no longer involved in the management of the Funds.

Risks Associated with Non-Diversification: The Phaeacian Accent International Value Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a “diversified” fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund’s value will likely be more volatile than the value of a more diversified fund. In addition, due to its relatively low number of holdings, the Fund will be more susceptible to company-specific events and risks impacting the particular securities held by the Fund than a fund with a greater number of holdings.

Market Disruption and Geopolitical Risk: The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Natural and environmental disasters, epidemics or pandemics and systemic market dislocations may also be highly disruptive to economies and markets.Those events as well as other changes in non-U.S. and domestic economic, social, and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

ratings, inflation, investor sentiment, and other factors affecting the value of the investments of the Funds. Given the interdependence among global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S.

NOTE 4 — Purchases and Sales of Investment Securities

For the period ended March 31, 2021 the aggregate costs of purchases and proceeds from sales of securities (excluding short-term investments) for the Funds were as follows:

	Cost of Purchases of Investment securities	Proceeds of securities sold
Phaeacian Accent International Value Fund	$132,702,820	$109,529,711
Phaeacian Global Value Fund	78,051,797	84,050,219

NOTE 5 — Federal Income Tax

No provision for federal income tax is required because the Funds have elected to be taxed as a “regulated investment company” under the Internal Revenue Code (the “Code”) and intends to maintain this qualification and to distribute each year to their shareholders, in accordance with the minimum distribution requirements of the Code, their taxable net investment income and taxable net realized gains on investments.

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax reporting basis, which may differ from financial reporting. For federal income tax purposes, the Funds had the following components of distributable earnings at March 31, 2021:

	Undistributed Ordinary Income	Undistributed Capital Gains	Unrealized Gain
Phaeacian Accent International Value Fund	$21,011,950	$6,682,635	$44,693,115
Phaeacian Global Value Fund	6,589,418	5,159,034	42,387,000

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

The tax status of distributions paid during the fiscal periods ended March 31, 2021; December 31, 2020; December 31, 2019; September 30, 2020; September 30, 2019 were as follows:

	Dividends from ordinary Income 2021	Dividends from long-term capital gains 2021	Total Distributions 2021	Dividends from ordinary Income 2020	Dividends from long-term capital gains 2020	Total Distributions 2020	Dividends from ordinary Income 2019	Dividends from long-term capital gains 2019	Total Distributions 2019
Phaeacian Accent International Value Fund(a)	$—	$—	$—	$2,399,246	$1,423,133	$3,822,379	$11,600,003	$—	$11,600,003
Phaeacian Global Value Fund(a)	1,406,466	—	1,406,466	5,234,973	7,141,288	12,376,261	9,709,947	7,110,434	16,820,381

(a)

Values displayed for 2019 and 2020 are as of December 31, 2019 and December 31, 2020 for the Phaeacian Accent International Value Fund and September 30, 2019 and September 30, 2020 for the Phaeacian Global Value Fund.

During the period ended March 31, 2021, the Phaeacian Global Value Fund utilized $5,039,765 in capital loss carry forwards.

As of March 31, 2021, the cost, gross unrealized appreciation and gross unrealized depreciation on investments, for Federal income tax purposes, were as follows:

	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Phaeacian Accent International Value Fund	$293,747,750	$51,071,536	$(6,384,259)	$44,687,277
Phaeacian Global Value Fund	140,400,260	45,980,837	(3,599,766)	42,381,071

As of and during the fiscal period ended March 31, 2021, the Funds did not have any liability for unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties. The statute of limitations remains open for the last 3 years, once a return is filed. No examinations are in progress at this time.

As of March 31, 2021, the Funds had no short-term capital or long-term capital loss carryforwards.

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

NOTE 6 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Management Agreement (the “Management Agreement”) approved by the Board on July 2, 2020, advisory fees were paid by the Funds to Phaeacian Partners, LLC (the “Adviser”). Under the terms of this Management Agreement, the Funds pay the Adviser a monthly fee calculated at the annual rate of 1.00% of each Fund’s average daily net assets. The Adviser has contractually agreed to waive advisory fees expenses and reimburse other expenses to the extent total annual fund operating expenses (exclusive of brokerage costs, interest, taxes, dividends, litigation and indemnification expenses and expenses associated with the investments in underlying investment companies) exceed 1.29% of the average daily net assets of each fund through October 31, 2023. Amounts waived or reimbursed in a particular contractual period may be recouped by the Adviser for 36 months following the waiver or reimbursement, however, such recoupment will be limited to the lesser of any expense limitation in place at the time of recoupment or the expense limitation in place at the time of waiver or reimbursement. This agreement may only be terminated earlier by the Funds’ Board or upon termination of the Advisory Agreement.

Prior to the Reorganizations, pursuant to an investment advisory agreement approved by the FPA International Value Fund’s Board of Trustees on August 12, 2019 and an investment advisory agreement approved by FPA Paramount Fund’s Board of Directors on August 12, 2019, advisory fees were paid monthly by the Predecessor Funds to First Pacific Advisors, LP (“FPA”) calculated at the annual rate of 1.00% of each Predecessor Fund’s average daily net assets. FPA had contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of each Predecessor Fund through October 16, 2020. As of October 16, 2020, FPA had reimbursed the Funds $10,387 and $8,082, respectively, which is reflected as “Waiver/Reimbursement from former Adviser” on the Statement of Operations. As of September 30, 2020 FPA had reimbursed the FPA Paramount Fund $171,160, which is reflected as “Waiver/Reimbursement from former Adviser” on the Statement of Operations.

Foreside Financial Services, LLC (the “Distributor”), provides distribution services to the Funds pursuant to a distribution agreement with the Trust, on behalf of the Funds. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of the Funds on a continuous basis. No compensation is payable by the Trust to the Distributor for such distribution services. The Adviser, at its own expense, pays the Distributor an annual fee in consideration for certain distribution related services.

The Northern Trust Company (the “Administrator”) serves as the administrator, transfer agent, custodian and fund accounting agent for the Funds pursuant to written agreements with the Trust on behalf of the Funds. The Funds have agreed to pay the Administrator a tiered basis-point fee based on each Fund’s net assets and certain per account and transaction charges. The total fee is subject to a minimum annual fee of $150,000 relating to these services, and reimbursement for certain expenses incurred on behalf of the Funds, as well as other charges for additional service activities. The total fees paid to the Administrator for the period ended March 31, 2021 and year ended December 31, 2020 are disclosed below:

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

	For the period ended March 31, 2021
	Transfer Agent Fees and Expenses	Custodian Fees	Fund Accounting and Administrative Services and Fees
Phaeacian Accent International Value Fund	$24,806	$15,112	$71,674
Phaeacian Global Value Fund	16,169	11,097	67,601

	For the period ended December 31, 2020
	Transfer Agent Fees and Expenses	Custodian Fees	Fund Accounting and Administrative Services and Fees
Phaeacian Accent International Value Fund	$12,340	$24,449	$53,368

Foreside Fund Officer Services, LLC (“Foreside”) provides compliance and financial control services for the Funds pursuant to a written agreement with the Trust, on behalf of the Funds, including providing certain officers to the Funds. The Funds have agreed to pay Foreside an annual base fee, a basis-point fee based on each Fund’s daily net assets and has agreed to reimburse Foreside for certain expenses incurred on behalf of the Funds. Total fees paid to Foreside pursuant to this agreement are reflected as “Regulatory and Compliance fees” on the Statement of Operations.

Certain officers and Trustees of the Trust are affiliated with Foreside, Northern Trust, or the Distributor and receive no compensation directly from the Funds for serving in their respective roles. The amount of total Trustee compensation and reimbursement of out-of-pocket expenses allocated from the Trust to the Funds are reflected as “Trustee fees and expenses” on the Statement of Operations.

NOTE 7 — Disclosure of Fair Value Measurements

The Funds use the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter (“OTC”) market more accurately reflects the securities’ value in the judgment of each Fund’s officers, are valued at the most recent bid price. Events occurring after the close of trading on non- U.S. exchanges

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the NYSE. The Funds may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Currency forwards are valued at the closing currency exchange rate which is not materially different from the forward rate. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of each Fund’s Board of Trustees. Various inputs may be reviewed in order to make a good faith determination of a security’s value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Funds classify their assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect each Fund’s determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

The following tables presents the valuation levels of the Funds’ investments as of March 31, 2021:

Investments	Level 1	Level 2	Level 3	Total
Phaeacian Accent International Value Fund
Common stocks(1)	$338,435,027	$—	$—	$338,435,027

Total Investments	$338,435,027	$—	$—	$338,435,027

Phaeacian Global Value Fund
Common stocks(1)	$182,781,331	$—	$—	$182,781,331

Total Investments	$182,781,331	$—	$—	$182,781,331

(1)	See additional categories in the summary portfolios of investments.

As of March 31, 2021 there were no Level 3 securities held by the Funds. There were no transfers to or from Level 3 during the period ended March 31, 2021.

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

Forward foreign currency contracts: Forward foreign currency contracts are agreements to exchange one currency for another at a future date and at a specified price. Each Fund’s transactions in forward foreign currency contracts are limited to transaction and portfolio hedging. The contractual amounts of forward foreign currency contracts do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered and could exceed the net unrealized value shown in the tables below. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movements in currency values. Forward foreign currency contracts are valued daily at the foreign exchange rates as of the close of the New York Stock Exchange. Unrealized appreciation or depreciation on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the foreign exchange rates at the end of the period, if any, is included in the Statement of Assets and Liabilities under the caption “Forward Foreign Currency Contracts.” Realized gains and losses and the net change in unrealized appreciation (depreciation) on forward foreign currency contracts for the year, if any, are included in the Statement of Operations under the caption “Forward Foreign Currency Contracts.”

During the period ended March 31, 2021, the Funds did not enter into any forward foreign currency contracts.

	For the year ended December 31, 2020
Fund Name	Derivative Type	Location of Gain or (Loss) Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Phaeacian Accent International Value Fund
	Foreign currency contracts	Investments in forward foreign currency contracts	$(1,708,785)	$151,163

Total			$(1,708,785)	$151,163

NOTE 8 — Line of Credit

Prior to the Reorganization, the Predecessor Funds had collectively entered into an agreement that enabled the Predecessor Funds to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings were made solely to temporarily finance the repurchase of Capital Stock. Interest was charged to each fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the funds paid a combined commitment fee of 0.25% per annum on any unused portion of the line of credit. For the period ended March 31, 2021, the Predecessor Funds had no borrowings under the agreement.

The Trust, on behalf of the Phaeacian Funds, and the Administrator, entered into a $50 million Uncommitted and On Demand Overdraft Facility Agreement (“Credit Agreement”) for liquidity and other purposes effective March 1, 2021. Any advance under the Credit Agreement will accrue interest at a rate per annum equivalent to the sum of the U.S. Federal Fund Target Rate plus 1.25% per annum. For the period ended March 31, 2021, the Funds had no borrowings under the agreement.

PHAEACIAN FUNDS

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

NOTE 9 — Collateral Requirements

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”), the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover obligations of a fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Summary Portfolios of Investments. Typically, the Funds and counterparties are not permitted to sell, repledge or use the collateral they receive. To the extent amounts due to the Funds from its counterparties are not fully collateralized, contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

FASB ASU No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Funds disclose both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Funds disclose collateral received and posted in connection with master netting agreements or similar arrangements. There were no derivatives that required offsetting disclosure at March 31, 2021.

NOTE 10 — Subsequent Event

Management has evaluated subsequent events for the Funds occurring after March 31, 2021 through the date this report was issued and concluded that no subsequent events occurred which require recognition or disclosure.

Deloitte & Touche LLP 111 South Wacker Drive Chicago, IL 60606-4301 USA Tel:+1 312 486 1000 Fax:+1 312 486 1486 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Datum One Series Trust:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Phaeacian Accent International Value Fund and Phaeacian Global Value Fund, two separate series of Datum One Series Trust, (collectively, the “Funds”), as of March 31, 2021, the related statements of operations, changes in net assets, and the financial highlights for each of the periods listed in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods listed in the table below in conformity with accounting principles generally accepted in the United States of America. For the Phaeacian Accent International Value Fund, its statement of changes in net assets for the year ended December 31, 2019, and the financial highlights for each of the four years in the period ended December 31, 2019 were audited by other auditors whose report dated February 26, 2020 expressed an unqualified opinion on the statement of changes in net assets and those financial highlights. For the Phaeacian Global Value Fund, its statement of operations for the year ended September 30, 2020, its statements of changes in net assets for each of the two years in the period ended September 30, 2020, and the financial highlights for each of the five years in the period ended September 30, 2020 were audited by other auditors whose report dated November 24, 2020 expressed an unqualified opinion on the statements of operations and changes in net assets and those financial highlights.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Phaeacian Accent International Value Fund	For the three months ended March 31, 2021 and the year ended December 31, 2020.	For the three months ended March 31, 2021 and the year ended December 31, 2020.	For the three months ended March 31, 2021 and the year ended December 31, 2020.

Phaeacian Global Value Fund	For the six months ended March 31, 2021.	For the six months ended March 31, 2021.	For the six months ended March 31, 2021.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

May 25, 2021

We have served as the auditor of one or more Phaeacian Partners LLC investment companies since 2020.

PHAEACIAN FUNDS

ADDITIONAL INFORMATION

March 31, 2021 (Unaudited)

A. Board Approval of Investment Management Agreement

Section 15 of the Investment Company Act of 1940 (the “1940 Act”) requires that the investment management agreement between Datum One Series Trust (the “Trust”) and Phaeacian Partners LLC (the “Investment Manager”) with respect to each of Phaeacian Global Value Fund and the Phaeacian Accent International Value Fund (separately a “Fund” and, collectively, the “Funds”) be approved by the vote of a majority of the Board of Trustees of the Trust (the “Board”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the 1940 Act (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval. It is the duty of the Board to request and evaluate, and the duty of the Investment Manager to furnish, such information as may reasonably be necessary to evaluate the terms of the Investment Management Agreement. At a meeting held via videoconference on July 2, 2020 in reliance on an order of the United States Securities and Exchange Commission providing temporary relief from the 1940 Act’s in-person voting requirements relating to investment company board approvals of management agreements, the Board formally considered and approved an initial investment management agreement between the Trust, on behalf of the Funds, and the Investment Manager, dated July 2, 2020, for an initial two-year term from October 9, 2020 (the “Investment Management Agreement”).

Prior to the July 2 meeting, the Board requested, and the Investment Manager provided, both written and oral reports containing information and data relating to the following: (1) the nature and quality of services to be furnished by the Investment Manager, projections of the Investment Manager’s costs of providing the services and possible economies of scale as the Funds grow larger, and whether and how the benefits of scale may be shared with the Funds; (2) each Fund’s interests in having a financially strong investment manager capable of competing with other investment advisers and financial institutions in attracting and retaining high quality investment personnel and investigating and employing new investment techniques, and the need to provide staff capable of administering a developing and expanding investment management business; (3) the risks assumed by the Investment Manager in complying with investment restrictions and applicable securities and tax laws, and its possible substantial liabilities to each Fund for failure to comply; (4) the volatility of the financial markets and thus of investment management fee income; (5) comparative expense ratios and management fees of competitive funds; (6) fall-out benefits to the Investment Manager and its affiliates, if any; and (7) the projected profitability of the Investment Manager from providing services to each Fund. The Board also received and reviewed a memorandum from counsel to the Funds regarding the Board’s responsibilities in evaluating the Investment Management Agreement.

The Board examined the nature and quality of services to be provided to each Fund by the Investment Manager. The Board noted that the Investment Manager is a newly-organized enterprise that will employ the portfolio management team that managed the portfolios of the Funds’ predecessor funds prior to the reorganization of the predecessor funds into the Funds on October 19, 2020. The Board considered the terms of the Investment Management Agreement, information and reports provided by the Investment Manager on its personnel and operations, and the Investment Manager’s experience with the investment strategy and risks of each Fund. The Board reviewed the Investment Manager’s investment philosophy and portfolio construction process and the Investment Manager’s compliance program, pending litigation, insurance coverage, business continuity program,

PHAEACIAN FUNDS

ADDITIONAL INFORMATION (Continued)

(Unaudited)

and information security practices. The Board reviewed the investment performance for each Fund’s predecessor fund compared to the performance of selected peer mutual funds and each Fund’s benchmark index. Taking into account the experience and qualifications of the personnel proposed to be involved in managing each Fund as well as the other information provided by the Investment Manager, the Board expressed satisfaction with the quality, extent, and nature of the services expected from the Investment Manager.

The Board considered the cost of services proposed to be provided and the profits projected to be realized by the Investment Manager. The Board reviewed the management fee proposed to be paid by each Fund and the total operating expenses of each Fund. The Board noted that the Investment Manager would receive a management fee of 1.00% of the average daily net assets of each Fund and that, under a proposed Expense Limitation Agreement, the Investment Manager would contractually agree to waive fees and/or reimburse expenses to the extent necessary to limit each Fund’s total operating expenses to the annual rate of 1.29% of such Fund’s average daily net assets through October 31, 2023. The Board reviewed comparative data on fees and expenses of comparable mutual funds. The Board considered the projected profitability of the Investment Manager’s future relationship with each Fund. The Board concluded that the proposed management fees were reasonable.

The Board considered that the Investment Manager may derive fall-out financial or other benefits from its management of the Funds which may include, among other things, enhanced name recognition stemming from the management of the Funds.

In its deliberations, the Board did not identify any particular factor or factors that were all-important or controlling, and each Trustee may have assigned different weights to the various factors considered.

B. Shareholder Expense Example

Fund Expenses

Investors in the Fund generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the first number in the column entitled “Expenses Paid During Period” that corresponds to your Fund to estimate the expenses you paid on your account during this period.

PHAEACIAN FUNDS

ADDITIONAL INFORMATION (Continued)

(Unaudited)

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Funds do not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds’ transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

Actual Performance

Fund	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period*
Phaeacian Accent International Value Fund	$1,000.00	$1,167.90	$6.54
Phaeacian Global Value Fund	$1,000.00	$1,195.80	$6.62

Hypothetical Performance (5% return before expenses)

Fund	Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Expenses Paid During Period
Phaeacian Accent International Value Fund	$1,000.00	$1,018.90	$6.09
Phaeacian Global Value Fund	$1,000.00	$1,018.90	$6.09

*

Actual expenses are calculated using an annualized expense ratio 1.21%, multiplied by the average account value for the period, multiplied by the actual number of operational days in the most recent half fiscal year (182), and divided by the number of days in the current year (365).

PHAEACIAN FUNDS

ADDITIONAL INFORMATION (Continued)

(Unaudited)

C. Other Information

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by writing to the Funds at Phaeacian Funds c/o The Northern Trust Company, P.O. Box 4766, Chicago, IL 60680-4766 or by calling (800) 258-9668 (toll free) or (312) 557-3523; and (ii) on the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended March 31 is available (i) without charge, by calling the Funds at (800) 982-4372 (toll free); and (ii) on the SEC’s website at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. Each Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov. The information on Form N-PORT is also available to shareholders upon written request or by calling the Funds at (800) 258-9668 (toll free) or (312) 557-3523.

D. Trustees and Officers

Independent Trustees

The following table sets forth certain information concerning the Independent Trustees of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
JoAnn S. Lilek Year of Birth: 1956	Trustee	Indefinite/ March 2020 to present	Advisory Board Member, Milton’s Distributing, 2019 to present; Advisory Board Member, Gordon Logistics, 2019 to present; Independent Contractor 2018 to present; Chief Financial Officer, Accretive Solutions, Inc, 2010 to 2018; Chief Operating Officer, Accretive Solutions, Inc, 2016 to 2018.	3	Amalgamated Financial Corporation and Amalgamated Bank.

Patricia A Weiland Year of Birth: 1959	Trustee	Indefinite/ March 2020 to present	Consultant, PAW Consulting LLC, 2014 to present.	3	None

Lloyd A. Wennlund Year of Birth: 1957	Trustee	Indefinite/ March 2020 to present	Independent Contractor, June 2017 to present; Executive Vice President, The Northern Trust Company, 1989 to 2017.	3	Calamos Funds (18 Funds), 2018 to present.

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.

PHAEACIAN FUNDS

ADDITIONAL INFORMATION (Continued)

(Unaudited)

Interested Trustees

The following table sets forth certain information concerning the Trustees who are “interested persons” (as defined in the 1940 Act) of the Trust:

Name, Address* and Year of Birth of Independent Trustee	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During the Past 5 Years
Ryan D. Burns Year of Birth: 1976[1]	Trustee	Indefinite/March 2020 to present	Senior Vice President, The Northern Trust Company, 1998 to present.	3	None

David M. Whitaker Year of Birth: 1971[2]	Trustee	Indefinite/March 2020 to present	President, Foreside Financial Group, 2007 to present.	3	Advisers Investment Trust (12 Funds), 2018 to present.

*	Each Trustee may be contacted at 50 South LaSalle Street, Chicago, Illinois 60603.
(1)

Mr. Burns may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Administrator and Fund Accounting Agent, Transfer Agent, and Custodian.

(2)	Mr. Whitaker may be deemed to be an “interested” person of the Trust, as that term is defined in the 1940 Act, by virtue of his affiliation with the Fund’s Distributor.

The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon request, by calling (800) 258-9668 (toll free) or (312) 557-3523.

Officers

The following table sets forth certain information concerning the Trust’s officers. The officers of the Trust are employees of the Trust’s Administrator or Distributor and certain of their affiliates:

Name, Address and Year of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/ March 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to Present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to 2018; Vice President of Advisers Investment Trust 2012 to 2017.

Jack P. Huntington Year of Birth: 1970	Chief Compliance Officer and AML Officer	Indefinite/ March 2020 to present	Director, Foreside Fund Officer Services, LLC, 2015 to present; Senior Vice President, Citi Fund Services, 2008 to 2015.

Tracy L. Dotolo Year of Birth: 1976	Treasurer	Indefinite/ March 2020 to present	Director, Foreside Fund Officer Services, LLC, 2016 to present; JPMorgan Chase & Co., Vice President of Global Fund Services, 2009 to 2016.

PHAEACIAN FUNDS

ADDITIONAL INFORMATION (Continued)

(Unaudited)

Name, Address and Year of Birth of Officer	Positions(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/ March 2020 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2011 to present.

Matthew J. Broucek Year of Birth: 1988	Assistant Secretary	Indefinite/ March 2020 to present	Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2020 to present; Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2018 to 2020; Officer, Global Fund Services Fund Governance Solutions, The Northern Trust Company 2016 to 2018; Associate, RSM US LLP, 2015 to 2016.

PHAEACIAN FUNDS

PRIVACY POLICY

(Unaudited)

SAFEGUARDING PRIVACY

We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Datum One Series Trust.

INFORMATION WE COLLECT AND SOURCES OF INFORMATION

We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•

Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information); about a customer’s investment goals and risk tolerance;

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.

INFORMATION WE SHARE WITH SERVICE PROVIDERS

We may disclose all non-public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.

INFORMATION WE MAY SHARE WITH AFFILIATES

If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.

SAFEGUARDING CUSTOMER INFORMATION

We will safeguard, according to federal standards of security and confidentiality, any non-public personal information our customers share with us.

We will limit the collection and use of non-public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.

We will permit only authorized employees who are trained in the proper handling of non-public customer information to have access to that information.

We will not reveal non-public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.

PHAEACIAN FUNDS

PRIVACY POLICY (Continued)

(Unaudited)

We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Datum One Series Trust or anytime we make a material change to our privacy policy.

Investment Adviser

Phaeacian Partners LLC

880 Apollo Street

Suite 222

El Segundo, California 90245

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

111 South Wacker Drive

Chicago, Illinois 60606-4301

Legal Counsel

Ropes & Gray LLP

800 Boylston Street

Boston, Massachusetts 02199

Distributor

Foreside Financial Services, LLC

3 Canal Plaza, Suite 100

Portland, Maine 04101

For Additional Information, call

(800) 258-9668 (toll free) or 312-557-3523

PHA INT (3/31)

(b) Not applicable.

Item 2. Code of Ethics.

As of March 31, 2021, the registrant had adopted a “code of ethics” (as such term is defined in Item 2 of Form N-CSR) that applies to the registrant’s principal executive officer and principal financial officer. This code is filed as Exhibit 13(a)(1) hereto. There were no substantive amendments or waivers to the code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined the registrant has at least one “audit committee financial expert” (as such term is defined in Item 3 of Form N-CSR) serving on its Audit Committee. The “audit committee financial expert” is JoAnn Lilek, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

Polar Capital Emerging Market Stars Fund

2021: $35,000

2020: $0

Phaeacian Funds

2021: $63,000

2020: $0

The fees paid to Deloitte & Touche LLP relate to the audit of the registrant’s annual financial statements and letters for the filings of the registrant’s Form N-CEN and Form N-1A.

(b) Audit-Related Fees

Polar Capital Emerging Market Stars Fund

2021: $0

2020: $7,000

Phaeacian Funds

2021: $0

2020: $0

The fees paid to Deloitte & Touche LLP relate to the initial seed audit of the registrant’s seed financial statements for the filings of the registrant’s initial registration statement.

(c) Tax Fees

Polar Capital Emerging Market Stars Fund

2021: $0

2020: $0

Phaeacian Funds

2021: $0

2020: $0

The fees to Deloitte & Touche LLP relate to the preparation of the registrant’s tax returns and review of annual distributions.

(d) All Other Fees

Polar Capital Emerging Market Stars Fund

2021: $0

2020: $0

Phaeacian Funds

2021: $0

2020: $0

(e)(1) Except as permitted by rule 2-01(c)(7)(i)(C) of regulation S-X the registrant’s audit committee must pre-approve all audit and non-audit services provided by the independent accountants relating to the operations or financial reporting of the registrant. Prior to the commencement of any audit or non-audit services to the registrant, the audit committee reviews the services to determine whether they are appropriate and permissible under applicable law.

(e)(2) Polar Capital Emerging Market Stars Fund

2021: 0%

2020: 0%

Phaeacian Funds

2021: 0%

2020: 0%

(f) Not applicable.

(g) Polar Capital Emerging Market Stars Fund

2021: $0

2020: $0

Phaeacian Funds

2021 $0

2020: $0

(h) The Audit Committee considered the non-audit services rendered to the registrant’s investment adviser and believes the services are compatible with the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included in the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item  13. Exhibits.

(a)(1) The Code of Ethics that is the subject of the disclosure required by Item 2 is filed herewith.

(a)(2) Certifications pursuant to Rule 30a-2(a) are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Datum One Series Trust

By:	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Treasurer and Principal Financial Officer

Date:	June 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan
President and Principal Executive Officer

Date:	June 3, 2021

By:	/s/ Tracy L. Dotolo
Tracy L. Dotolo
Treasurer and Principal Financial Officer

Date:	June 3, 2021